                                                               Exhibit 99(g)(3)

                                     [LOGO]
                                   GRUPOMEXICO

                           GRUPO MEXICO, S.A. DE C.V.
          AV BAJA CALIFORNIA No. 200, COL. ROMA SUR 06760, MEXICO, D.F.
          TELS: 564-7470, FAX: 564-7677, EMAIL: eduran@ infosel.net.mx

                                                                 August 3, 1999.

United States Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C. 20549
U.S.A.

Attention: Filing Desk

                            Issuer: GRUPO MEXICO S.A DE C.V. File Number 82-4582

Ladies and Gentlemen:

      In accordance with rule 12g 3-2 (b), annex you will find Financial Information of Grupo Mexico, S.A. de C.V., filed to the Mexican Stock Exchange (Bolsa Mexicana de Valores) of the second quarter ended June 30, 1999.

      Any questions concerning the enclosed, should be addressed to the undersigned at (011) (525) 564-7470 or to Daniel Tellechea Salido at (011) (525) 574-8483.

                                          Sincerely,,


                                          /s/ Ernesto Duran Trinidad
                                          --------------------------------------
                                          Ernesto Duran Trinidad

Enclosure

cc:   Daniel Tellechea Salido, Managing Director, Finance
      Grupo Mexico, S.A. de C.V.

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                          AT JUNE 30 OF 1999 AND 1998
                              (Thousands of Pesos)

                                                                  Final Printing

==================================================================================================
REF                                                  QUARTER OF PRESENT       QUARTER OF PREVIOUS
                          CONCEPTS                   ---------------------------------------------
 S                                                        Amount       %          Amount       %
==================================================================================================
 1   TOTAL ASSETS                                     44,458,741       100     44,550,636      100
 2   CURRENT ASSETS                                   10,490,406        24     11,430,243       26
 3   CASH AND SHORT TERM INVESTMENTS                   5,312,522        12      5,642,523       13
 4   ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)           1,617,672         4      1,702,558        4
 5   OTHER ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)       739,375         2      1,156,861        3
 6   INVENTORIES                                       2,809,749         6      2,920,503        7
 7   OTHER CURRENT ASSETS                                 11,088         0          7,798        0
 8   LONG-TERM                                            91,503         0         87,137        0
 9   ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)                   0         0              0        0
10   INVESTMENT IN SHARES OF SUBSIDIARIES
     AND NON-CONSOLIDATED                                 91,503         0         87,137        0
11   OTHER INVESTMENTS                                         0         0              0        0
12   PROPERTY, PLANT AND EQUIPMENT                    31,666,915        71     31,088,326       70
13   PROPERTY                                         12,701,494        29     12,394,301       28
14   MACHINERY AND INDUSTRIAL                         32,012,075        72     30,498,038       68
15   OTHER EQUIPMENT                                     702,283         2        621,199        1
16   ACCUMULATED DEPRECIATION                         16,758,318        38     15,465,872       35
17   CONSTRUCTION IN PROGRESS                          3,009,381         7      3,040,660        7
18   DEFERRED ASSETS (NET)                               932,779         2        635,338        1
19   OTHER ASSETS                                      1,277,138         3      1,309,592        3

20   TOTAL LIABILITIES                                14,126,392       100     14,698,138      100

21   CURRENT LIABILITIES                               2,518,462        18      1,849,640       13
22   SUPPLIERS                                         1,234,011         9      1,200,674        8
23   BANK LOANS                                          959,407         7        329,746        2
24   STOCK MARKET LOANS                                        0         0              0        0
25   TAXES TO BE PAID                                     85,779         1        104,065        1
26   OTHER CURRENT LIABILITIES                           239,265         2        215,155        1
27   LONG-TERM LIABILITIES                            11,505,091        81     12,703,097       86
29   BANK LOANS                                       11,478,700        81     12,643,726       86
29   STOCK MARKET LOANS                                        0         0              0        0
30   OTHER LOANS                                          26,391         0         59,371        0
31   DEFERRED LOANS                                       67,965         0         86,500        1
32   OTHER LIABILITIES                                    34,874         0         58,901        0

33   CONSOLIDATED STOCKHOLDERS' EQUITY                30,332,349       100     29,852,498      100

34   MINORITY INTEREST                                 2,848,271         9      2,649,560        9
35   MAJORITY INTEREST                                27,484,078        91     27,202,938       91
36   CONTRIBUTED CAPITAL                               9,061,082        30      9,157,089       31
37   PAID-IN CAPITAL STOCK (NOMINAL)                   2,949,556        10      3,043,191       10
39   RESTATEMENT OF PAID-IN CAPITAL STOCK              6,111,525        20      6,113,898       20
39   PREMIUM ON SALES OF SHARES                                0         0              0        0
40   CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES                0         0              0        0
41   CAPITAL INCREASE (DECREASE)                      18,422,996        61     18,045,849       60
42   RETAINED EARNINGS AND CAPITAL RESERVE            28,688,853        95     28,985,138       97
43   REPURCHASE FUND OF SHARES                         1,205,531         4      1,179,673        4
44   EXCESS (SHORTFALL) IN RESTATEMENT OF
     STOCKHOLDERS' EQUITY                            (12,689,930)      (42)   (12,641,364)     (42)

45   NET INCOME FOR THE YEAR                           1,218,542         4        522,402        2

==================================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                           BREAKDOWN OF MAIN CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

==================================================================================================
REF                                                  QUARTER OF PRESENT       QUARTER OF PREVIOUS
                                                       FINANCIAL YEAR           FINANCIAL YEAR
                          CONCEPTS                   ---------------------------------------------
 S                                                        Amount       %          Amount       %
==================================================================================================
 3   CASH AND SHORT-TERM INVESTMENTS                   5,312,522       100      5,642,523      100
46   CASH                                                100,474         2        228,564        4
47   SHORT-TERM INVESTMENTS                            5,212,048        98      5,413,959       96

18   DEFERRED ASSETS (NET)                               932,779       100        635,338      100
48   AMORTIZED OR REDEEMED EXPENSES                      791,923        85        490,158       77
49   GOODWILL                                            140,856        15        145,180       23
50   DEFERRED TAXES                                            0         0              0        0
51   OTHERS                                                    0         0              0        0

21   CURRENT LIABILITIES                               2,518,462       100      1,849,640      100
52   FOREIGN CURRENCY LIABILITIES                      1,502,549        60        739,768       40
53   MEXICAN PESOS LIABILITIES                         1,015,913        40      1,109,872       60

24   STOCK MARKET LOANS                                        0       100              0      100
54   COMMERCIAL PAPER                                          0         0                       0
55   CURRENT MATURITIES OF MEDIUM TERM NOTES                   0         0                       0
56   CURRENT MATURITIES OF BONDS                               0         0                       0

26   OTHER CURRENT LIABILITIES                           239,265       100        215,155      100
57   OTHER CURRENT LIABILITIES WITH COST                       0         0              0        0
58   OTHER CURRENT LIABILITIES WITHOUT COST              239,265       100        215,155      100

27   LONG-TERM LIABILITIES                            11,505,091       100     12,703,097      100
59   FOREIGN CURRENCY LIABILITIES                     11,505,091       100     12,703,097      100
60   MEXICAN PESOS LIABILITIES                                 0         0              0        0

29   STOCK MARKET LOANS                                        0       100              0      100
61   BONDS                                                     0         0                       0
62   MEDIUM TERM NOTES                                         0         0                       0

30   OTHER LOANS                                          26,391       100         59,371      100
63   OTHER LOANS WITH COST                                26,391       100         59,371      100
64   OTHER LOANS WITHOUT COST                                  0         0              0        0

31   DEFERRED LOANS                                       67,965       100         86,500      100
65   NEGATIVE GOODWILL                                    67,965       100         86,500      100
66   DEFERRED TAXES                                            0         0              0        0
67   OTHERS                                                    0         0              0        0

32   OTHER LIABILITIES                                    34,874       100         58,901      100
68   RESERVES                                             34,396        99         58,340       99
69   OTHERS LIABILITIES                                      478         1            561        1

44   EXCESS (SHORTFALL) IN RESTATEMENT OF
     STOCK HOLDERS' EQUITY                           (12,689,930)      100    (12,641,364)     100

70   ACCUMULATED INCOME DUE TO MONETARY
     POSITION                                         (1,783,693)      (14)    (2,225,446)     (18)
71   INCOME FROM NON-MONETARY POSITION ASSETS        (10,906,237)      (86)   (10,415,918)     (82)

==================================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                                 OTHER CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

=========================================================================================
REF                                           QUARTER OF PRESENT      QUARTER OF PREVIOUS
                                                FINANCIAL YEAR          FINANCIAL YEAR
                          CONCEPTS            -------------------------------------------
 S                                                 Amount                     Amount
=========================================================================================
72   WORKING CAPITAL                                7,971,944                9,580,603
73   PENSIONS FUND AND SENIORITY PREMIUMS                   0                        0
74   EXECUTIVES(*)                                        125                      113
75   EMPLOYERS(*)                                       5,033                    4,984
76   WORKERS(*)                                        16,460                   17,442
77   CIRCULATION SHARES(*)                        630,000,000              650,000,000
78   REPURCHASED SHARES(*)                                  0                        0
=========================================================================================

(*) THESE CONCEPTS SHOULD BE EXPRESSED IN UNITS

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                FROM JANUARY THE 1st TO JUNE 30 OF 1999 AND 1998
                              (Thousands of Pesos)

                                                                  Final Printing

=======================================================================================================
REF                                                     QUARTER OF PRESENT       QUARTER OF PREVIOUS
                                                          FINANCIAL YEAR           FINANCIAL YEAR
                          CONCEPTS                      -----------------------------------------------
 S                                                           Amount       %          Amount       %
=======================================================================================================
 1   NET SALES                                          7,080,083         100    6,817,905         100
 2   COST OF SALES                                      5,115,118          72    4,241,342          62
 3   GROSS INCOME                                       1,964,965          28    2,576,563          38
 4   OPERATING                                          1,162,467          16    1,070,351          16
 5   OPERATING INCOME                                     802,498          11    1,506,212          22
 6   TOTAL FINANCING COST                                (780,020)        (11)     714,206          10
 7   INCOME AFTER FINANCING COST                        1,582,518          22      792,006          12
 8   OTHER FINANCIAL OPERATIONS                           (70,217)         (1)     (75,561)         (1)
 9   INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING    1,652,735          23      867,567          13
10   RESERVE FOR TAXES AND WORKERS' PROFIT SHARING        287,008           4      245,782           4
11   NET INCOME AFTER TAXES AND WORKERS' PROFIT
     SHARING                                            1,365,727          19      621,785           9
12   SHARE IN NET INCOME OF SUBSIDIARIES AND
     NON-CONSOLIDATED ASSOCIATES                                0           0            0           0
13   CONSOLIDATED NET INCOME OF CONTINUOUS              1,365,727          19      621,785           9
14   INCOME OF DISCONTINUOUS OPERATIONS                    73,142           1            0           0
15   CONSOLIDATED NET INCOME BEFORE
     EXTRAORDINARY ITEMS                                1,292,585          18      621,785           9
16   EXTRAORDINARY ITEMS NET EXPENSES (INCOME)                  0           0            0           0
17   NET EFFECT AT THE BEGINNING OF THE YEAR BY
     CHANGES IN ACCOUNTING PRINCIPLES                           0           0            0           0
18   NET CONSOLIDATED INCOME                            1,292,585          18      621,785           9
19   NET INCOME OF MINORITY INTEREST                       74,043           1       99,383           1
20   NET INCOME OF MAJORITY INTEREST                    1,218,542          17      522,402           8

=======================================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                FROM JANUARY THE 1st TO JUNE 30 OF 1999 AND 1998
                              (Thousands of Pesos)

                                                                  Final Printing

=======================================================================================================
REF                                                     QUARTER OF PRESENT       QUARTER OF PREVIOUS
                                                          FINANCIAL YEAR           FINANCIAL YEAR
                          CONCEPTS                      -----------------------------------------------
 R                                                           Amount       %          Amount       %
=======================================================================================================
1    NET SALES                                          7,080,083          100   6,817,905         100
21   DOMESTIC                                           4,004,122           57   3,109,592          46
22   FOREIGN                                            3,075,961           43   3,708,313          54
23   TRANSLATED INTO DOLLARS(***)                         317,361            4     393,810           6

6    TOTAL FINANCING COST                                (780,020)         100     714,206         100
24   INTEREST PAID                                        542,445           70     516,042          72
25   EXCHANGE LOSSES                                    1,397,187          179   1,716,473         240
26   INTEREST EARNED                                      496,949           64     145,157          20
27   EXCHANGE PROFITS                                   1,788,966          229   1,077,878         151
28   GAIN DUE TO MONETARY POSITION                       (433,737)         (56)   (295,274)        (41)

8    OTHER FINANCIAL OPERATIONS                           (70,217)         100     (75,561)        100
29   OTHER NET EXPENSES (INCOME) NET                      (70,217)        (100)    (75,561)       (100)
30   PROFIT) LOSS ON SALE OF OWN SHARES                         0            0           0           0
31   (PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS            0            0           0           0

10   RESERVE FOR TAXES AND WORKERS' PROFIT SHARING        287,008          100     245,782         100
32   INCOME TAX                                           201,684           70     141,047          57
33   DEFERED INCOME TAX                                         0            0           0           0
34   WORKERS' PROFIT SHARING                               85,324           30     104,735          43
35   DEFERED WORKERS' PROFIT SHARING                            0            0           0           0
=======================================================================================================

(***) THOUSANDS OF DOLLARS

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                                 OTHER CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

=========================================================================================
REF                                           QUARTER OF PRESENT      QUARTER OF PREVIOUS
                                                FINANCIAL YEAR          FINANCIAL YEAR
                          CONCEPTS            -------------------------------------------
 R                                                 Amount                     Amount
=========================================================================================
36   TOTAL SALES                                   7,080,082                6,817,904
37   NET INCOME OF THE YEAR                           16,263                  110,951
38   NET SALES (*)                                15,417,911               12,883,427
39   OPERATION INCOME (**)                         2,000,772                2,226,901
40   NET INCOME OF MAJORITY INTEREST (**)          1,271,570                1,556,001
41   NET CONSOLIDATED INCOME (**)                  1,483,113                1,584,354

=========================================================================================

(**) THE RESTATED INFORMATION ON THE LAST TWELVE MONTHS SHOULD BE USED

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                FROM JANUARY THE 1st TO JUNE 30 OF 1999 AND 1998
                              (Thousands of Pesos)

                                                                  Final Printing

=========================================================================================
REF                                           QUARTER OF PRESENT      QUARTER OF PREVIOUS
                                                FINANCIAL YEAR          FINANCIAL YEAR
                          CONCEPTS            -------------------------------------------
 C                                                 Amount                     Amount
=========================================================================================
1    CONSOLIDATED NET INCOME                       1,292,585                  621,785
2    +(-) ITEMS ADDED TO INCOME WHICH DO NOT
     REQUIRE USING CASH                              921,853                  872,580
3    CASH FLOW FROM NET INCOME OF THE YEAR         2,214,438                1,494,365
4    CASH FLOW FROM CHANGE IN WORKING CAPITAL       (797,295)                 407,885
5    CASH GENERATED (USED) IN OPERATING
     ACTIVITIES                                    1,417,143                1,902,250
6    CASH FLOW FROM EXTERNAL FINANCING            (1,494,666)                 305,057
7    CASH FLOW FROM INTERNAL FINANCING              (809,776)              (1,002,420)
8    CASH FLOW GENERATED (USED) BY FINANCING      (2,304,442)                (697,363)
9    CASH FLOW GENERATED (USED) IN INVESTMENT
     ACTIVITIES                                     (917,819)                (643,071)
10   NET INCREASE (DECREASE) IN CASH AND
     SHORT-TERM INVESTMENTS                       (1,805,118)                 561,816
11   CASH AND SHORT-TERM INVESTMENTS AT THE
     BEGINNING OF PERIOD                           7,117,640                5,080,707
12   CASH AND SHORT-TERM INVESTMENTS AT THE
     END OF PERIOD                                 5,312,522                5,642,523
=========================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                        CONSOLIDATED FINANCIAL STATEMENT
                           BREAKDOWN OF MAIN CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

========================================================================================================================
REF                                                                          QUARTER OF PRESENT      QUARTER OF PREVIOUS
                                                                               FINANCIAL YEAR          FINANCIAL YEAR
                          CONCEPTS                                           -------------------------------------------
 C                                                                                Amount                     Amount
========================================================================================================================
2    + (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH                    921,853                  872,580
13   DEPRECIATION AND AMORIZATION FOR THE YEAR                                      887,246                  841,991
14   + (-) NET INCREASE (DECREASE) IN PENSIONS FUND AND SENIORITY PREMIUMS            8,491                   29,394
15   + (-) NET LOSS (PROFIT) IN MONEY EXCHANGE                                            0                        0
16   + (-) NET LOSS (PROFIT) IN ASSETS AND LIABILITIES ACTUALIZATION                      0                        0
17   + (-) OTHER ITEMS                                                               26,116                    1,195

4    CASH FLOW FROM CHANGE IN WORKING  CAPITAL                                     (797,295)                 407,885
18   + (-) DECREASE (INCREASE) IN ACCOUNT RECEIVABLE                               (195,593)                (884,769)
19   + (-) DECREASE (INCREASE) IN INVENTORIES                                       236,936                 (185,561)
20   + (-) DECREASE (INCREASE) IN OTHER ACCOUNT RECEIVABLE                             (618)                  (4,183)
21   + (-) INCREASE (DECREASE) IN SUPPLIER ACCOUNT                                 (310,588)                 290,666
22   + (-) INCREASE (DECREASE) IN OTHER LIABILITIES                                (527,432)               1,191,732

6    CASH FLOW FROM EXTERNAL FINANCING                                           (1,494,666)                 305,057
23   + SHORT-TERM BANK AND STOCK MARKET FINANCING                                   441,371                9,572,536
24   + LONG-TERM BANK AND STOCK MARKET FINANCING                                          0                        0
25   + DIVIDEND RECEIVED                                                                438                    1,775
26   + OTHER FINANCING                                                                    0                        0
27   (-) BANK FINANCING AMORTIZATION                                             (1,936,475)              (9,269,254)
28   (-) STOCK MARKET AMORTIZATION                                                        0                        0
29   (-) OTHER FINANCING AMORTIZATION                                                     0                        0

7    CASH FLOW FROM INTERNAL FINANCING                                             (809,776)              (1,002,420)
30   + (-) INCREASE (DECREASE) IN CAPITAL STOCKS                                   (522,704)                (691,150)
31   (-) DIVIDENDS PAID                                                             (287,072)                (311,270)
32   + PREMIUM ON SALE OF SHARES                                                          0                        0
33   + CONTRIBUTION FOR FUTURE CAPITAL INCREASES                                          0                        0

9    CASH FLOW GENERATED (UTILIZED) IN INVESTMENT ACTIVITIES                       (917,819)                (643,071)
34   + (-) DECREASE (INCREASE) IN STOCK INVESTMENTS OF A PERMANENT NATURE             8,877                   21,063
35   (-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT                              (748,421)                (284,446)
36   (-) INCREASE IN CONSTRUCTIONS IN PROGRESS                                     (517,173)                (830,500)
37   + SALE OF OTHER PERMANENT INVESTMENTS                                                0                        0
38   + SALE OF TANGIBLE FIXED ASSETS                                                      0                        0
39   + (-) OTHER ITEMS                                                              338,898                  450,812

========================================================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                                     RATIOS
                                  CONSOLIDATED

                                                                  Final Printing

=================================================================================================================
REF                                                                   QUARTER OF PRESENT      QUARTER OF PREVIOUS
                          CONCEPTS                                      FINANCIAL YEAR          FINANCIAL YEAR
 p
=================================================================================================================
     YIELD
 1   NET INCOME TO NET SALES                                               18.26      %              9.12      %
 2   NET INCOME TO STOCK HOLDER'S EQUITY (**)                               4.63      %              5.72      %
 3   NET INCOME TO TOTAL ASSETS (**)                                        3.34      %              3.56      %
 4   CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME                            50.38      %             11.04      %
 5   INCOME DUE TO MONEYTARY POSITION TO NET INCOME                        33.56      %             47.49      %

     ACTIVITY
 6   NET SALES TO NET ASSETS (**)                                           0.35 times               0.29 times
 7   NET SALES TO FIXED ASSETS (**)                                         0.49 times               0.41 times
 8   INVENTORIES ROTATION (**)                                              3.89 times               2.97 times
 9   ACCOUNTS RECEIVABLE IN DAYS OF SALES                                     36  days                 39  days
10   PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)                      9.13      %              6.93      %

     LEVERAGE
11   TOTAL LIABILITIES TO TOTAL ASSETS                                     31.77      %             32.99      %
12   TOTAL LIABILITIES TO STOCK HOLDERS' EQUITY                             0.47 times               0.49 times
13   FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES                     92.08      %             91.46      %
14   LONG-TERM LIABILITIES TO FIXED ASSETS                                 36.33      %             40.86      %
15   OPERATING INCOME TO INTEREST PAID                                      1.48 times               2.92 times
16   NET SALES TO TOTAL LIABILITIES (**)                                    1.09 times               0.88 times

     LIQUIDITY
17   CURRENT ASSETS TO CURRENT LIABILITIES                                  4.17 times               6.18 times
18   CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES                   3.05 times               4.60 times
19   CURRENTS ASSETS TO TOTAL LIABILITIES                                   0.74 times               0.78 times
20   AVAILABLE ASSETS TO CURRENT LIABILITIES                              210.94      %            305.06      %

     CASH FLOW
21   CASH FLOW FROM NET INCOME TO NET SALES                                31.28      %             21.92      %
22   CASH FLOW FROM CHANGES IN WORKING CAPITAL TO NET SALES               (11.26)     %              5.98      %
23   CASH GENERATED (USED) IN OPERATING TO INTEREST PAID                    2.61 times               3.69 times
24   EXTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING              64.86      %            (43.74)     %
25   INTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING               35.14     %            143.74      %
26   ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO CASH GENERATED
     (USED) IN INVESTMENT ACTIVITIES                                       81.54      %             44.23

=================================================================================================================

(**) IN THESE RATIOS FOR THE DATA TAKE INTO CONSIDERATION
     THE LAST TWELVE MONTHS.

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                                 DATA PER SHARE
                        CONSOLIDATED FINANCIAL STATEMENT

                                                                  Final Printing

========================================================================================================================
REF                                                                          QUARTER OF PRESENT      QUARTER OF PREVIOUS
                                                                               FINANCIAL YEAR          FINANCIAL YEAR
                          CONCEPTS                                           -------------------------------------------
 D                                                                                Amount                     Amount
========================================================================================================================
 1   BASIC PROFIT PER ORDINARY SHARE (**)                                         $     1.98           $     2.31
 2   BASIC PROFIT PER PREFERENT SHARE (**)                                        $     0.00           $     0.00
 3   DILUTED PROFIT PER ORDINARY SHARE (**)                                       $     0.00           $     0.00
 4   CONTINUOUS OPERATING PROFIT PER COMMON SHARE (**)                            $     1.98           $     2.31
 5   EFFECT OF DISCONTINUOUS OPERATING ON CONTINUOUS
     OPERATING PROFIT PER SHARE (**)                                              $     0.66           $     0.00
 6   EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON
     CONTINUOUS OPERATING PROFIT PER SHARE (**)                                   $     0.00           $     0.00
 7   EFFECT BY CHANGES IN ACCOUNTING POLICIES ON
     CONTINUOUS OPERATING PROFIT PER SHARE (**)                                   $     0.00           $     0.00
 8   CARRYING VALUE PER SHARE                                                     $    43.63           $    41.85
 9   CASH DIVIDEND ACUMULATED PER SHARE                                           $     0.45           $     0.40
10   DIVIDEND IN SHARES PER SHARE                                                       0.00 shares          0.00 shares
11   MARKET PRICE TO CARRYING VALUE                                                     0.92 times           0.59 times
12   MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)                               0.23 times          10.67 times
13   MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)                              0.00 times           0.00 times

========================================================================================================================

(**) TO CALCULATE THE DATA PER SHARE USE THE NET INCOME FOR THE LAST TWELVE
     MONTHS

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                              DIRECTOR REPORT (1)

                                    ANNEX 1
                                                                    CONSOLIDATED

                                                                  Final Printing
================================================================================

GRUPO MEXICO, S.A. DE C.V.
SECOND QUARTER 1999 CONSOLIDATED RESULTS

CONSOLIDATED FINANCIAL RESULTS (GMEXICO)

----------------------------------------

FINANCIAL PERFORMANCE FOR THE FIRST HALF OF 1999 WAS INFLUENCED BY A NUMBER OF
FACTORS: ON ONE SIDE, THE MARKET PRICES OF THE METALS THAT WE PRODUCE WERE LOWER THAN THOSE REGISTERED A YEAR AGO, DESPITE THE IMPORTANT GROWTH REGISTERED IN THE UNITED STATES AND AN IMPROVED ECONOMIC PERSPECTIVE IN ASIA; PERFORMANCE WAS ALSO AFFECTED BY LOWER PROFITS DUE TO THE EFFECT OF THE MEXICAN PESO APPRECIATION AGAINST THE US DOLLAR BY 5.3% AND THE INITIATION OF OPERATIONS IN CANANEA, WHERE A REDUCTION OF APPROXIMATELY 1,000 WORKERS AND EMPLOYEES SLOWED THE CONTINUITY OF OPERATIONS. FURTHERMORE, AN EFFICIENT OPERATION IN THE REMAINDER OF OUR MINING UNITS ALLOWED FOR LOWER OPERATING COSTS AND HIGHER LEVELS OF PRODUCTION THAN THOSE ACHIEVED DURING THE SAME PERIOD LAST YEAR. ON THE OTHER HAND, RAILROAD SECTOR VOLUME WAS SLOWER THAN WHAT WE ORIGINALLY FORECASTED BECAUSE OF LOWER PRODUCTION LEVELS IN THE DOMESTIC AGRICULTURAL SECTOR. WE EXPECT THIS SITUATION TO IMPROVE IN THE NEXT HALF OF THE YEAR WITH AGRICULTURAL IMPORTS FROM THE UNITED STATES.

TOTAL REVENUES DURING THE PERIOD INCREASED BY 3.8% ON THOSE REPORTED IN 1998. THE MINING SECTOR ACCOUNTED FOR 68.3% OF TOTAL REVENUES AND THE RAILROAD SECTOR GENERATED THE REMAINING 31.7%. IN TERMS OF PRODUCT/SERVICE PARTICIPATION OF TOTAL REVENUES, COPPER REPRESENTED 41.4%, RAILROAD SERVICES FOR 31.7%, ZINC FOR 11.9%, SILVER & GOLD FOR 8.2% AND OTHER MINING PRODUCTS FOR THE REMAINING 6.8%.

GRUPO MEXICO REGISTERED AN ACCUMULATED OPERATING PROFIT OF $802.5 MILLION PESOS THAT REPRESENTS 11.3% OF CONSOLIDATED SALES. OPERATING PROFIT PLUS DEPRECIATION (EBITDA) REPRESENTED 23.9% OF REVENUES AND IS EQUIVALENT TO $1,689.7 MILLION PESOS ($179.5 MILLION DOLLARS).

THE ILLEGAL STRIKE AT THE CANANEA UNIT NEGATIVELY AFFECTED THE PERIOD'S RESULTS BY $73.1 MILLION PESOS. THIS FIGURE REPRESENTS THE ACCOUNT THAT WAS NOT PROVISIONED IN 1998 FOR LAID-OFF WORKERS AND EMPLOYEES.

THE GROUP REPORTED 1999 ACCUMULATED SECOND QUARTER NET INCOME OF $1,218.5 MILLION PESOS OR 17.2% OF SALES AT THE CONSOLIDATED LEVEL. THIS COMPARES TO
522.4 MILLION PESOS DURING THE SAME PERIOD LAST YEAR OR 7.7% OF SALES.

GRUPO MINERO MEXICO (GMM)

-------------------------

GMM ACHIEVED HIGHER PRODUCTION VOLUMES AND SALES OF COPPER, ZINC AND MOLYBDENUM EVEN AFTER TAKING INTO ACCOUNT THE ILLEGAL STRIKE AT THE CANANEA MINE. IN ADDITION, CONSIDERABLE AMOUNTS OF GOLD AND SILVER WERE DIVERTED TO THE NEW PRECIOUS METALS REFINERY AT MEXCOBRE TO BEGIN OPERATIONS.

================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                              DIRECTOR REPORT (1)

                                    ANNEX 1
                                                                    CONSOLIDATED

                                                                  Final Printing
================================================================================
                                PRODUCTION SOLD:

                  SECOND    SECOND               SECOND    FIRST
                  QUARTER   QUARTER    PERCENT   QUARTER   QUARTER   PERCENT
                  1999      1998       CHANGE    1998      1999      CHANGE
                  (ACCUM.)  (ACCUM.)

                  ----------------------------------------------------------
COPPER     (MT)   198,398   185,427      7.0      96,515   101,883    (5.3)
ZINC       (MT)    79,841    71,258     12.0      40,546    39,295     3.2
SILVER     (KG)   299,070   329,701     (9.3)    182,765   116,305    57.2
GOLD       (KG)     1,051     1,642    (36.0)        583       458    24.5
MOLYBDENUM (MT)     3,496     2,786     25.5       2,068     1,428    44.8

THE INCREASES IN VOLUME ABOVE MENTIONED AND HIGHER VALUE ADDED HELPED MITIGATE THE IMPACT OF THE LOWER METAL PRICES DURING THE PERIOD:

                       METALS AVERAGE REALIZATION PRICES:

                         SECOND    SECOND              SECOND   FIRST
                         QUARTER   QUARTER    PERCENT  QUARTER  QUARTER  PERCENT
                         1999      1998       CHANGE   1998     1999     CHANGE
                         (ACCUM.)  (ACCUM.)

                         -------------------------------------------------------
COPPER     US CENTS/LB      68.0     78.0      (12.8)    70.0     66.00    6.1
ZINC       US CENTS/LB      49.0     52.0       (5.8)    50.0     49.00    2.0
SILVER     DLS/OZ           5.19      5.92     (12.3)     5.16     5.25   (1.7)
GOLD       DLS/OZ         282.55    309.48      (8.7)   278.59   287.49   (3.1)
MOLYBDENUM US CENTS/LB      2.66      3.90     (31.8)     2.60     2.74   (5.1)

ON THE OTHER HAND, THE APPRECIATION OF THE MEXICAN PESO AGAINST THE US DOLLAR BY 5.3% AFFECTED GRUPO MINERO MEXICO'S SALES:

                                 VENTAS DE GMM

                     2Q-1999     2Q1998      PERCENT
                     (ACCUM.)    (ACCUM.)    CHANGE

                     -------------------------------
THOUSANDS OF PESOS   4,836,383   5,425,899   (10.9)
THOUSANDS OF USD       490,309     526,370    (6.9)
                     -------------------------------

BECAUSE OF THESE DEVELOPMENTS, THE OPERATING PROFIT PLUS DEPRECIATION (EBITDA) FOR THE MINING SECTOR DURING THE PERIOD WAS $1,090.5 MILLION PESOS (EQUIVALENT TO US$115.8 MILLION) THAT REPRESENTS 22.5% OF SALES.

DURING THE PERIOD, MEXCOBRE INITIATED OPERATIONS OF THE NATURAL GAS PIPELINE THAT PROVIDES AN ECONOMIC AS WELL AS ENVIRONMENTALLY FRIENDLY ALTERNATIVE FOR FUEL. ALSO, MEXCOBRE INITIATED OPERATIONS OF THE PRECIOUS METALS REFINERY. THESE PROJECTS WILL ADD ADDITIONAL BENEFITS TO THE MINING SECTOR IN THE NEAR FUTURE.

================================================================================

                             MEXICAN STOCK EXCHANGE
                                  SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                        QUARTER: 2        YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                              DIRECTOR REPORT (1)

                                    ANNEX 1
                                                                    CONSOLIDATED

                                                                  Final Printing
================================================================================
WITH RESPECT TO CANANEA, ON JUNE 5TH, 1999, MANAGEMENT AND THE MINING UNION AGREED TO INCREASE PRODUCTIVITY PARAMETERS WITH THE OBJECTIVE TO ACHIEVE A PRODUCTION LEVEL OF 330,000 METRIC TONES OF MATERIAL PER DAY. WITH THIS AGREEMENT, MANAGEMENT EXPECTS TO INCREASE PRODUCTION LEVELS AS WELL AS LOWER UNITARY COSTS DURING THE SECOND HALF OF 1999.

WITH RESPECT TO NEW PROJECTS, MANAGEMENT CONTINUES WITH THE NEW COPPER LEACHING PLANT AT THE CANANEA MINING COMPLEX TO PRODUCE ELECTROLYTIC COPPER AND WITH EXPLORATION AS WELL AS COST/BENEFIT ANALYSES FOR INVESTING IN NEW MINING UNITS. AT THE END OF FIRST HALF OF 1999, WE INVESTED THE AMOUNT OF $559.9 MILLION PESOS IN NEW PROJECTS FOR GMM.

GRUPO FERROVIARIO MEXICANO (GFM)

--------------------------------

AT THE END OF THE FIRST HALF OF 1999, GFM REGISTERED AN INCREASE IN SALES OF 63% WITH RESPECT TO THE SAME PERIOD LAST YEAR (HOWEVER, IT IS IMPORTANT TO MENTION THAT FERROMEX INITIATED OPERATIONS ON THE 19TH OF FEBRUARY OF 1998) AND AN INCREASE OF 1.5% WHEN COMPARED TO THE FIRST QUARTER OF 1999. LOWER HARVEST LEVELS IN THE NORTHWEST OF THE COUNTRY DIMINISHED THE AMOUNT OF GRAIN MOVED BY RAIL. NEVERTHELESS, WE EXPECT THIS SITUATION TO RECOVER DURING THE NEXT HALF OF THE YEAR WITH GRAIN IMPORTS FORM THE UNITED STATES. ON THE OTHER HAND, AN INCREASE IN INDUSTRIAL, CHEMICAL AND INTERMODAL TRAFFIC HELPED MITIGATE THE AGRICULTURAL SHORTFALL. INTERMODAL TRAFFIC INCREASED PARTIALLY BECAUSE OF 1000 ADDITIONAL PLATFORMS THAT WERE PUT IN SERVICE.

                     SALES MIX FOR GFM (MILLIONS OF PESOS)

100% (MILLION PESOS) 1,170.0            1,152.0

                    -------------------------------

AGRICULURAL             23.9%              28.9%
MINERALS                21.6%              21.8%
INDUSTRIAL              13.6%              11.9%
CEMENT                   9.3%              10.7%
OTHERS*                 31.6%              26.7%

                    -------------------------------
                        SECOND              FIRST
                       QUARTER             QUARTER
                         1999                1999

* OTHERS INCLUDES PETROLEUM & DERIVATIVES, STEEL, AUTOMOBILES, FERTILIZERS AND CHEMICALS

DURING THIS PERIOD, GFM INCREASED NET TONS-KILOMETER BY 65.8% WHEN COMPARED TO THE FIRST SEMESTER OF 1998. ON THE OTHER HAND, THE DIVISION ALSO REGISTERED AN INCREASE OF 75.3% IN TERMS OF OPERATING COST WITH RESPECT TO THE SAME PERIOD OF 1998 (AGAIN, IT IS IMPORTANT TO UNDERLINE THAT OPERATIONS WERE INITIATED ON THE 19TH OF FEBRUARY OF LAST YEAR) AND 14.7% WHEN COMPARED TO THE FIRST QUARTER OF 1999. THE INCREASE IN OPERATING COST ORIGINATES PRINCIPALLY FROM INITIAL MAINTENANCE REQUIREMENTS FOR CARS, LOCOMOTIVES AND RAILS WITH THE OBJECTIVE TO PROVIDE A BETTER, SAFER AND MORE EFFICIENT SERVICE.

================================================================================

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODGMEXICO                                 QUARTER 2    YEAR 1999
GRUPO MEXICO. S.A. DE C.V.
PAGE 4

                               DIRECTOR REPORT (1)

                                     ANNEX 1                        CONSOLIDATED
                                                                  Final Printing

--------------------------------------------------------------------------------

      AS A RESULT OF MAINTENANCE SCHEDULES, GFM ACHIEVED AN AVAILABILITY INDEX OF 92.0% IN LOCOMOTIVES, UP FROM AN AVERAGE OF 85.2% IN 1998. WITH RESPECT TO RAILROAD CARS, AVAILABILITY INCREASED TO 91% COMPARED TO 83.2% IN 1998. IN INFRASTRUCTURE AND RAIL MAINTENANCE, MODERNIZATION EFFORTS WERE DUPLICATED WITH THE PURCHASE OF NEW EQUIPMENT AND SPECIALIZED MACHINERY.

      IN RAILROAD YARDS, GFM INCREASED EFFICIENCY IN LOADED CARS BY 61% AND MET 96% OF CLIENT'S DEMAND FOR CARS.

      DURING THE SECOND QUARTER OF 1999, GEM OBTAINED A $38 MILLION DOLLAR BRIDGE LOAN FROM BANK OF AMERICA FOR THE ACQUISITION OF 20 GE AC 4,400 HP LOCOMOTIVES WITH THE LATEST TECHNOLOGICAL ADVANCES. IN AUGUST, WE EXPECT TO FINALIZE A LONG-TERM CREDIT FACILITY WITH EXIMBANK (US) FOR THE ACQUISITION OF 50 LOCOMOTIVES IN ALL. THESE NEW LOCOMOTIVES WILL ALLOW GFM TO MEET TRAFFIC INCREASES ADEQUATELY AND DECREASE MAINTENANCE COSTS AS WELL AS DIESEL FUEL CONSUMPTION. IN ADDITION, THESE NEW LOCOMOTIVES HAVE THE CAPACITY TO MOVE 2.3 TIMES MORE FREIGHT THAN PRESENT LOCOMOTIVES.

      IN ACCORDANCE WITH OUR CAPITAL EXPENDITURES PROGRAM, WE HAVE INVESTED A TOTAL OF $701.7 MILLION PESOS DURING THIS PERIOD OF WHICH $334.1 MILLION PESOS WERE USED FOR THE ACQUISITION OF LOCOMOTIVES AND THE REMAINING $367.6 MILLION PESOS ON THE RECONSTRUCTION OF RAILROAD TRACKS, MODERNIZATION OF MAINTENANCE SHOPS, STATIONS, EXPANSION OF YARDS AND ACQUISITION OF CONTROL SYSTEMS.

      THE RAILROAD SECTOR REPORTED AN OPERATING PROFIT EQUAL TO 15.6% OF PERIOD SALES THAT WERE $2,321.6 MILLION PESOS. OPERATING PROFIT PLUS DEPRECIATION (EBITDA) WAS $610.0 MILLION PESOS (EQUIVALENT TO $64.8 MILLION DOLLARS) OR 26.3% OF TOTAL SALES.

      CONSOLIDATED SALES

      CONSOLIDATED REVENUES AND SERVICES FOR THE FIRST HALF OF 1999 WERE $7,080.1 MILLION PESOS THAT IS EQUIVALENT TO A 3.8% INCREASE IN REAL TERMS FROM THOSE GENERATED LAST YEAR ($6,817.9 MILLION PESOS).

      THE MINING SECTOR (GMM) GENERATED SALES OF $4,836.4 MILLION PESOS, A 10.9% DECREASE IN REAL TERMS ON THOSE GENERATED DURING THE SAME PERIOD A YEAR AGO. THESE SALES WERE ACHIEVED DESPITE THE CONSIDERABLE DECLINE IN METAL COMMODITY PRICES, THE ILLEGAL STRIKE IN THE CANANEA UNIT AND THE APPRECIATION OF THE MEXICAN PESO AGAINST THE US DOLLAR.

      THE RAILROAD SECTOR (GFM) GENERATED TOTAL REVENUES OF $2,321.6 MILLION PESOS COMPARED TO $1,424.6 MILLION PESOS DURING THE SAME PERIOD A YEAR AGO AFTER ITS INCORPORATION ON THE 19TH OF FEBRUARY OF 1998.

      CONSOLIDATED COST OF SALES

      FOR THE MINING SECTOR (GMM), COST OF SALES OF $3,570.6 MILLION PESOS IN REAL TERMS SHOWED ALMOST NO CHANGE OVER THE COST OF SALES FROM THE FIRST HALF OF 1998 OF $3,348.9 MILLION PESOS DESPITE THE SHORTAGE OF COPPER CONCENTRATES DUE TO THE STRIKE AT THE CANANEA MINE THAT WERE SUBSTITUTED FROM A REDUCTION IN

--------------------------------------------------------------------------------

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODGMEXICO                                 QUARTER 2    YEAR 1999
GRUPO MEXICO. S.A. DE C.V.
PAGE 5

                               DIRECTOR REPORT (1)

                                     ANNEX 1                        CONSOLIDATED
                                                                  Final Printing

--------------------------------------------------------------------------------

      INVENTORIES AND THIRD PARTY PURCHASES.

      THE COST OF SALES FOR THE RAILROAD GROUP (GFM) ASCENDED TO $1,623.6 MILLION PESOS COMPARED TO $926.5 INCURRED AFTER THE INCORPORATION OF THIS OPERATION (19 OF FEBRUARY OF 1998).

      CONSOLIDATED OPERATIONAL EXPENSES

      CONSOLIDATED OPERATIONAL EXPENSES FOR THE 1ST HALF OF 1999 ASCENDED TO $1,162.5 MILLION PESOS WITH THE INCORPORATION OF THE RAILROAD'S OPERATIONAL EXPENSES THAT AMOUNTED TO $334.7 MILLION PESOS FOR THE PERIOD.

      CONSOLIDATED INTEGRAL COST OF FINANCING

      THE CONSOLIDATED INTEGRAL COST OF FINANCING REPRESENTED A $780.0 MILLION PESO GAIN DURING THE PERIOD BECAUSE OF THE MEXICAN PESO APPRECIATION AGAINST THE US DOLLAR BY $391.8 MILLION PESOS AND BECAUSE OF A $433.7 MILLION PESO GAIN ON MONETARY POSITION.

      NET INCOME

      ACCUMULATED NET INCOME FOR GRUPO MEXICO AMOUNTED TO $1,218.5 MILLION PESOS COMPARED TO $522.4 MILLION PESOS DURING THE SAME PERIOD OF 1998, A 133.3% INCREASE.

      OTHER INFORMATION

      1.-METALS PRICES AND BREAKEVEN POINT

      METAL COMMODITY PRICES HAVE EXPERIENCED SIGNIFICANT DECLINES DURING THE FIRST SIX MONTHS OF THE YEAR, PRIMARILY COPPER AND SILVER WHOSE PRICE AVERAGED US$68 CENTS PER POUND AND US$5.19 PER OUNCE RESPECTIVELY. NEVERTHELESS, SINCE THE BEGINNING OF JULY, METAL COMMODITY PRICES HAVE EXPERIENCED SIGNIFICANT INCREASES, COPPER HAS REACHED US$79 CENTS PER POUND, SILVER US$5.3 DOLLARS PER OUNCE AND ZINC US$51.1 CENTS PER POUND. THESE INCREASES CAN BE ATTRIBUTED TO THE POSITIVE EXPECTATIONS ON WORLD ECONOMIC GROWTH AND THE RECOVERY OF ASIAN ECONOMIES.

      IN ADDITION, IT IS IMPORTANT TO MENTION THAT THE CONSOLIDATED BREAKEVEN POINT IN TERMS OF CASH COSTS FOR THE SECOND QUARTER OF 1999 FOR GRUPO MEXICO TO PRODUCE AND SELL A POUND OF COPPER IS $37.1 CENTS TO THE DOLLAR. GRUPO MEXICO'S CASH COST OF $37.1 CENTS IS WELL BELOW RECENT MARKET COPPER PRICES AND WILL ALLOW US TO MOVE FORWARD THROUGH THIS LOW COMMODITY PRICE CYCLE. THIS ASSURES THE FUTURE DEVELOPMENT AND FAVORABLE PERFORMANCE OF GRUPO MEXICO.

--------------------------------------------------------------------------------

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                            QUARTER: 2    YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.
PAGE 6

                               DIRECTOR REPORT (1)


                                     ANNEX 1                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

2. Y2K

MANAGEMENT AT GRUPO MEXICO RECOGNIZES THE SERIOUSNESS OF THE Y2K DATE IMPACT ON OUR OPERATIONS. ACCORDINGLY, WE DEVELOPED AN INITIATIVE TO DEAL WITH THE Y2K PROBLEM AT THE END OF 1997. THE "YEAR 2000 INITIATIVE" COVERS ALL CRITICAL AREAS THAT USE INFORMATION TECHNOLOGY AND ELECTRICAL DEVICES THAT COULD BE AFFECTED.

GRUPO MEXICO IS COMMITTED TO ASSIGN THE REQUIRED RESOURCES TO COMPLETE OUR YEAR 2000 PROJECT ON TIME. WE HAVE AND WILL CONTINUE TO MAKE EVERY EFFORT NECESSARY TO MAINTAIN THE COMPETITIVENESS OF OUR COMPANY AND TO MINIMIZE THE IMPACT OF THE NEW MILLENNIUM ON OUR OPERATIONS.

GM ESTABLISHED A 2.2 MILLION DOLLAR BUDGET FOR THE YEAR 2000 PROGRAM (IN ADDITION TO THE YEARLY BUDGET) AND ESTABLISHED A PROGRAM THAT TOOK CORRECTIVE ACTIONS, IN PARALLEL TO THE ASSESSMENT PHASE, IN THE AREAS OF THIRD PARTY SOFTWARE APPLICATIONS, EMBEDDED SYSTEMS, AND SUPPLY CHAIN ISSUES WITH CRITICAL BUSINESS PARTNERS. ADDITIONALLY, GM HAS DEVELOPED CONTINGENCY PLANS FOR EACH CRITICAL BUSINESS AREA TO ENSURE BUSINESS CONTINUITY, AND MINIMIZE RISKS TO OUR OPERATION. THE PROGRAM IS TO BE COMPLETED DURING OCTOBER OF 1999.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                            QUARTER: 2    YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                           FINANCIAL STATEMENT NOTES (1)


                                     ANNEX 2                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

+ NOTE 1 PRINCIPAL ACCOUNTING AND FINANCIAL POLICIES

A) CONSOLIDATION BASIS.

THE CONSOLIDATED FINANCIAL STATEMENTS INCLUDE GRUPO MEXICO'S, S.A. DE C.V., FINANCIAL STATEMENTS (CONTROLLER COMPANY) AS WELL AS THOSE OF THE SUBSIDIARY COMPANIES OF GRUPO MINERO MEXICO'S , S.A. DE C.V. BY 98.85%; GRUPO FERROVIA--RIO MEXICANO, S.A. DE C.V. BY 74% AND LINEAS FERROVIARIAS DE MEXICO, S.A. DE C.V. BY A 100% (THE FIRST TWO, SUBCONTROLLING COMPANIES) WICH ALSO CONSOLIDATED THEIR FINANCIAL STATEMENTS WITH THOSE OF THEIR SUBSIDIARIES, MENTIONED AS FOLLOWS:

                                                                PARTICIPATION
              GRUPO MINERO MEXICO, S.A. DE C.V.                   PERCENTAGE

            ------------------------------------------------    --------------

            - MEXICANA DE COBRE, S.A. DE C.V.,
              AND SUBSIDIARY COMPANIES                                96.43%
            - INDUSTRIAL MINERA MEXICO, S.A. DE C.V., AND
              SUBSIDIARY COMPANIES                                   100.00%
            - MINERALES METALICOS DEL NORTE, S.A.                    100.00%
            - SERVICIOS DE APOYO ADMINISTRATIVO, S.A. DE C.V.        100.00%
            - MEXICANA DE CANANEA, S.A. DE C.V.,
              AND SUBSIDIARY COMPANIES                                98.49%
            - MEXICO COMPANIA INMOBILIARIA, S.A.                     100.00%
            - MINERALES Y MINAS MEXICANAS, S.A. DE C.V.              100.00%
            - WESTERN COPPER SUPPLIES, INC.                          100.00%
            - MINERA MEXICO INTERNACIONAL, INC.                      100.00%
            - MEXICANA DEL ARCO, S.A. DE C.V.                        100.00%
            - TRANSPORTES MINEROS MEXICO, S.A. DE C.V.               100.00%

              GRUPO FERROVIARIO MEXICANO, S.A. DE C.V.

            ------------------------------------------------    --------------

            - FERROCARRIL MEXICANO, S.A. DE C.V.                     100.00%
            - GFM SERVICIOS ADMINISTRATIVOS, S.A. DE C.V.            100.00%

B) BASIS FOR THE DETERMINATION OF FIGURES, FOR COMPARABILITY EFFECTS OF THE FINANCIAL STATEMENTS

IN ACCORDANCE TO THE DECREED IN THE THIRD OF ADEQUACY TO BULLETIN B-10 AND OF CIRCULAR LETTER 11-10 BIS 4, THE REEXPRESION OF THE ENTRIES WAS PERFORMED OF THE FINANCIAL STATEMENTS OF THE PREVIOUS YEAR AS WELL AS THE PRESENT PERIOD TO PESOS OF PURCHASING POWER OF JUNE 30, 1999, FOR COMPARISON PURPOSES.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                            QUARTER: 2    YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                           FINANCIAL STATEMENT NOTES (1)

                                                                          PAGE 2
                                     ANNEX 2                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

C) TEMPORARY INVESTMENT APPRAISAL.

THE INVESTMENTS IN LIQUID ASSETS ARE FOUND REPRESENTED MAINLY BY INVESTMENT FUNDS IN SHARES OF MEXICAN AND FOREIGN COMPANIES, CETES AND SHORT TERM BANK DEPOSITS, VALUED AT THEIR MARKET VALUE.

D) APPRAISAL OF RIGHTS AND OBLIGATIONS IN FOREIGN CURRENCY.

THE TRANSACTIONS IN FOREIGN CURRENCY, ARE REGISTERED AT THE EXCHANGE RATE ON THE DATE OF OPERATION, ASSETS AND LIABILITIES IN FOREIGN CURRENCY AT THE CLOSING OF THE EXERCISE, ARE ADJUSTED TO THE EXCHANGE RATE TO THAT DATE, AFFECTING THE RESULTS OF THE EXERCISE AS PART OF THE FINANCIAL COST. THE EXCHANGE RATE USED AT THE CLOSE OF THE REVALUATION OF THE U.S. DOLLAR WAS 9.4165.

E) INVENTORIES AND SALES COST APPRAISAL.

AT THE CLOSING OF THE EXCERCISE, INVENTORIES OF THE PRINCIPAL METALS ARE APPRAISED AT THE ONGOING PRICES OF THE INTERNATIONAL METALS MARKET, MINUS THE UPDATED COST OF THE PENDING TREATMENT AND ACCORDING TO THE PROCESS STAGE OF PRODUCTION AND REFINING IN WHICH THEY ARE FOUND. THE OTHER INVENTORY CONCEPTS ARE APPRAISED AT ACTUAL PURCHASING OR PRODUCTION COSTS. THE REST OF THE VALUES DO NOT EXCEED THE NET VALUE OF LIQUIDATION.

F) REAL ESTATE, MACHINERY AND EQUIPMENT APPRAISAL.

AT THE SECOND QUARTER OF 1999, PROPERTIES AND EQUIPMENT WERE ACTUALIZED APPLYING THE METHOD OF CHANGES IN THE GENERAL PRICE LEVEL IN ACCORDANCE TO CIRCULAR LETTER 11-27 PUBLISHED SEPTEMBER 15, 1997 AS WELL AS LINEAMENTS APPROVED IN THE FINAL TEXT OF THE FIFTH DOCUMENT OF ADEQUATIONS TO BULLETIN B-10 OF THE GENERALLY ACCEPTED ACCOUNTING PRINCIPALS.

G) DEPRECIATION RESOLUTION.

DEPRECIATION AND AMORTIZATION ARE CALCULATED BY THE DIRECT LINE METHOD CONSIDERING THE UPDATED VALUE BY THE ADJUSTMENT METHOD FOR CHANGES IN THE GENERAL PRICE LEVEL AND THE REMAINING USEFUL LIFE.

H) CAPITAL.

THE ACCUMULATED AND CONTRIBUTED CAPITAL AS WELL AS THE NON-MONETARY ENTRIES, ARE MADE EFFECTIVE WITH A FACTOR DERIVED FROM THE NATIONAL CONSUMERS PRICE
INDEX (INPC), FROM THE DATE CONTRIBUTION OR GENERATION.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                            QUARTER: 2    YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                               DIRECTOR REPORT (1)

                                                                          PAGE 3
                                     ANNEX 2                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                   (MONTHLY HISTORICAL AND UPDATED NET RESULT)

                                                                 MONTHLY UPDATE
                                                                 NET RESULT OF
                                                                 THE EXERCISE
                  NET HISTORICAL RESULT          INDEX           THOUSAND OF
                  ACCUMULATED    MONTH  AT  CLOSING OF ORIGIN    PESOS)
-------------------------------------------------------------------------------
JULY        1998           0     99,372    294.750     253.500    115,542
AUGUST      1998    (535,330)  (635,202)   294.750     255.937   (731,531)
SEPTEMBER   1998    (161,462)   374,368    294.759     260.088    424,260
OCTOBER     1998     (80,838)    80,624    294.750     263.815     90,078
NOVEMBER    1998     173,173    254,016    294.750     268.487    278,863
DECEMBER    1998      57,254   (115,924)   294.750     275.038   (124,232)
JANUARY     1999      56,783       (471)   294.750     281.983       (492)
FEBRUARY    1999     257,267    200,484    294.750     285.773    206,782
MARCH       1999     760,889    503,622    294,750     288.428    514,661
APRIL       1999   1,159,481    398,592    294.750     291.075    403,624
MAY         1999     726,751   (432,730)   294.750     292.826   (435,573)
JUNE        1999   1,256,339    529,588    294.750     794.750    529,588

                                                               ----------

NET RESULTS, FOR THE LAST TWELVE MONTHS                         1,271,570

                                                               ----------

JULY        1997           0    257,710    294.750     219.646    345,829
AUGUST      1997     434,262    176,552    294.750     221.599    234,833
SEPTEMBER   1997     477,358     43,096    294.750     224.359     56,617
OCTOBER     1997     523,676     46,318    294.750     226.152     60,367
NOVEMBER    1997     451,076    (72,600)   294.750     223.682    (93,575)
DECEMBER    1997     789,029    337,953    294.750     231.886    429,572
JANUARY     1998     690,393    (98,636)   294.750     236.931   (122,706)
FEBRUARY    1998     733,976     43,583    294.750     241.079     53,286
MARCH       1998   1,110,488    376,512    294.750     243.903    455,004
APRIL       1998   1,165,326     54,838    294.750     246.185     65,656
MAY         1998   1,068,954    (96,372)   294.750     248.146   (114,472)
JUNE        1998   1,192,457    123,503    294.750     251.079    185,590

                                                               ----------

NET RESULTS, FOR THE LAST TWELVE MONTHS                         1,556,001

                                                               ----------

*BOARD OF DIRECTORS

DURATION FROM APRIL 30, 1999 TO APRIL 30, 2000 OR UNTIL FURTHER NOTICE.

MARKET VALUE OF EACH SHARE

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                           FINANCIAL STATEMENT NOTES (1)

                                                                          PAGE 4
                                     ANNEX 2                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

LAST MADE 40.05 24.65

C-17 INCLUDED IN THIS ITEM THE PARTICIPATION OF THE RESULTS OF SUBSIDIARY COMPANIES.

C-27 AMORTIZATION OF BANK FINANCEMENTS.

                                                      1999               1998
                                                   ----------        ----------
NET LOSS IN EXCHANGES                              (1,685,311)       (1,142,964)
NET LOSS FOR UPDATING                                 456,227         1,434,652
AMORTIZATION OF BANK FINANCEMENTS                    (707,391)       (9,560,942
                                                   ----------        ----------
                                                   (1,936,475)       (9,269,254)
                                                   ==========        ==========

OBSERVATIONS TO ANNEX 3.

PARTICIPATION PERCENTAGE IS INCLUDED BETWEEN SUBSIDIARIES WITH LESS THAN 51%.

INVESTMENTS ARE EXCLUDED IN THE CONSOLIDATION IN ASSOCIATED COMPANIES WITH MORE THAN 51% ON ACCOUNT OF BEING NON-PROFIT ORGANIZATIONS.

OBSERVATIONS TO ANNEX 4.

IN OTHER ASSETS, RAILROAD CONCESSION TITLES ARE INCLUDED, FOR A NET AMOUNT OF $1,404,293.

CONSOLIDATED STATEMENTS OF INCOME.

R-14 SPECIAL ITEMS AND DISCONTINUOS OPERATIONS.

IN 1999 INCLUDED SPECIAL ITEM BY $ 73.1, MILLION PESOS DUE TO NON-PRODUCTIVE FIXED CHARGES EXPENDED AND THE AMOUNT THAT WAS NOT PROVISIONED FOR LAID-OFF WORKERS AND EMPLOYEES DURING THE STOPPAGE OF MEXICANA DE CANANEA S.A. DE C.V.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                        RELATIONS OF SHARES INVESTMENTS


                                     ANNEX 3                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                                                                                          TOTAL AMOUNT
                                                                                     (Thousands of Pesos)
                                                                                -----------------------------
                                                      NUMBER OF       WNERSHI      CQUISITIO        PRESENT
      COMPANY NAME (1)        MAIN ACTIVITIES          SHARES           (2)          COST           VALUE (3)
=============================================================================================================
SUBSIDIARIES

  2 GRUPO MEXICO, S.A DE                                        1        0.00               0               0
    C.V.
  3 GRUPO MINERO              PROM. ORG. SOC.         642,670,270       98.85       6,920,137      25,372,344
    MEXICO, S.A. DE C.V.      INDUSTRIALES
  4 GRUPO FERROVIARIO         ADMINISTRATIVE        3,511,522,283       74.00       3,515,780       5,126,004
    MEXICANO, S.A. DE C.V.    SERVICES
  5 LINEAS FERROVIARIAS DE    TRANSPORTATION                   99       99.00              99              99
    MEXICO, S.A. DE C.V.      SERVICES
  6 GRUPO FERROVIARIO                                           1        0.00               0               0
    MEXICANO, S.A. DE C.V.
  7 FERROCARRIL MEXICANO,     TRANSPORTATION        4,468,668,764      100.00       4,468,669       6,968,667
    S.A. DE C.V.              SERVICES
  8 GFM SERVICIOS             ADMINISTRATIVE                2,000      100.00           2,000           5,287
    ADMINISTRATIVOS, S.A DE   SERVICES
    C.V.
  9 GRUPO MINERO MEXICO,                                        1        0.00               0               0
    S.A. DE C.V.
 10 INDUSTRIAL MINERA         MINING AND            5,445,791,877       98.12         650,777       5,459,362
    MEXICO, S.A. DE C.V.      CONCENTRATING
                              METALS
 11 MINERALES METALICOS       MINING                   49,401,265      100.00             150       1,124,247
    DEL NORTE, S.A DE C.V.
 12 MEXICANA DEL ARCO, S.A.   MINING                1,495,284,999      100.00          61,216          51,606
    DE C.V.
 13 MEXICANA DE COBRE, S.A.   MINING                  986,829,656       94.59       1,988,893      17,264,736
    DE C.V.
 14 MEXICANA DE CANANEA,      MINING                  198,755,722       98.49       4,344,317       6,301,332
    S.A. DE C.V.
 15 SERVICIOS DE APOYO        ADMINISTRATIVE               49,999      100.00             578          94,948
    ADMINISTRATIVO, S.A. DE   SERVICES
    C.V.
 16 MINERA MEXICO INT. INC.   SALES COMPANY                 1,000      100.00              47         (24,016)
 17 MEXICO CIA.               REAL ESTATE               3,999,999      100.00         111,914         491,999
    INMOBILIARIA, S.A. DE C.V.
 18 MINERALES Y MINAS         MINING                    1,330,892       33.26          64,593          83,525
    MEXICANAS, S.A. DE C.V.
 19 WESTERN COPPER            SALES COMPANY                 1,000      100.00           4,764           6,418
    SUPPLIES, INC.
 20 TRANSPORTES MINEROS       TRANSPORTATION            1,420,403      100 00          14,204          13,809
    MEXICO, S.A. DE C.V.      SERVICES
 21 INDUSTRIAL MINERA                                           1        0.00               0               0
    MEXICO, S.A. DE C.V.
 22 CIA DE TERR. E INV. DE    EXPLN. AND ADMON. OF            139       99.29               3            (254)
    S.L.P.A.C. POR A.S.A.     ITS PROPERTIES
 23 MINERALES Y MINAS         MINING                    2,670,240       66.74         133,512         167,581
    MEXICANAS S.A. DE C.V.
 24 MINERALES METALICOS                                         1        0.00               0               0
    DEL NORTE, S.A. DE C.V.
 25 INDUSTRIAL MINERA         MINING AND              294,879,625        1.87          22,516         104,225
    MEXICO, S.A. DE C.V.      CONCENTRATING
                              METALS
 26 MEXICANA DE COBRE, S.A.   MINING                   19,171,560        1.84          30,885         335,409
    DE C.V.
 27 MEXICANA DE COBRE, S.A.                                     1        0.00               0               0
    DE C.V.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                         RELATIONS OF SHARES INVESTMENTS

                                                                          PAGE 2
                                     ANNEX 3                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                                                                                                TOTAL AMOUNT
                                                                                            (Thousands of Pesos)
                                                                                        ---------------------------
                                                                   NUMBER OF   WNERSHI     CQUISITIO       PRESENT
      COMPANY NAME (1)                MAIN ACTIVITIES               SHARES       (2)         COST          VALUE (3)
===================================================================================================================
 28  MINERA PILARES, S.A. DE        MINING                             2,550    51.00             23          3,677
     C V.
 29  CIA. HOTELERA LA               HOTEL EMPLOYEES ONLY               5,090    50.90              5              5
     CARIDAD, S.A. DE C.V.
 30  MEXICANA DE CANANEA,                                                  1     0.00              0              0
     S.A. DE C.V.
 31  APOSENTOS DEL REAL, SA.        HOTEL EMPLOYEES ONLY             121,679   100.00            381           (387)
     DE C.V.
 32  PROYECCIONES                   REAL ESTATE                            1   100.00          1,461        169,486
     URBANISTICAS, S. DE R.L.
     DE C.V.
 33  HOSPITAL DEL RONGUILLO,        EMPLOYEE MEDICAL                       1   100.00          1,637           (819)
     S. DE R.L. DE C.V.             SERVICES
 34  ELIMINACION DE CIAS.                                                  1     0.00    (22,338,561)   (69,119,291)
     SUBS. EN CONSOLIDACION
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN SUBSIDIARIES                                                                   0              0
===================================================================================================================
ASSOCIATEDS

  1  FISON, S A.                                                           3   100.00          2,168          2,168
  2  MEXICO CONSTRUCTORA                                             491,800    49.18            492            492
     INDUSTRIAL, SA. DE C V.
  3  PROVEEDORA MINERA DE                                                  5    51.64          3,859          3,859
     ARTICULOS DE CONSUMO,
     S.C.
  4  PREPARACION DE                                                        3    98.00              2              2
     TERRENOS PARA
     LABRANZA, S.C.
  5  TERM. FERROV. DEL VALLE                                      21,456,840    25.00         83,706         83,706
     DE MEXICO, S.A. DE C.V.
  6  SOC. DE TRANSP. MINEROS                                               1    51.02          1,276          1,276
     SECCION V, S.C.
  7  OTRAS ASOCIADAS (4)                                                   1     0.00              0              0
     (No. DE ASOC.:)
                                                                           0     0.00              0              0
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN ASSOCIATEDS                                                               91,503         91,503
===================================================================================================================
  OTHER PERMANENT INVESTMENTS                                                                                     0
--------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                                      91,503
===================================================================================================================

NOTES

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                         PROPERTY, PLANT AND EQUIPMENT
                              (Thousands of Pesos)


                                     ANNEX 4                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                                                                             DEPRECIATION  CARRYING VALUE
                      ACQUISITION  ACCUMULATED     CARRYING    REVALUATION       ON       (-) REVALUATION
      CONCEPT            COST      DEPRECIATION     VALUE                    REVALUATION  (-) DEPRECIATION
==========================================================================================================
DEPRECIATION ASSETS
===================
PROPERTY               1,473,632       248,761     1,224,871     8,058,500     3,177,881      6,105,490
-------------------
MACHINERY              9,301,540     2,690,931     6,610,609    22,710,535    10,156,395     19,164,749
-------------------
TRANSPORT                219,318        83,066       136,252       325,424       186,275        275,401
EQUIPMENT
-------------------
OFFICE EQUIPMENT               0             0             0             0             0              0
-------------------
COMPUTER                 121,678        64,014        57,664        52,726          (904)       111,294
EQUIPMENT
-------------------
OTHER                  1,126,079        71,917     1,054,162       979,837        81,586      1,952,413
----------------------------------------------------------------------------------------------------------
DEPRECIABLES TOTAL    12,242,247     3,158,689     9,083,558    32,127,022    13,601,233     27,609,347
==========================================================================================================
NOT DEPRECIATION
ASSETS
===================
GROUNDS                  451,994             0       451,994       594,590        (1,603)     1,048,187
-------------------
CONSTRUCTIONS IN       2,556,125             0     2,556,125       453,256             0      3,009,381
PROCESS
-------------------
OTHER                          0             0             0             0             0              0
----------------------------------------------------------------------------------------------------------
NOT DEPRECIABLE        3,008,119             0     3,008,119     1,047,846        (1,603)     4,057,568
TOTAL
==========================================================================================================
  T 0 T A L           15,250,366     3,158,689    12,091,677    33,174,868    13,599,630     31,666,915
==========================================================================================================

STOCK EXCHANGE CODE: GMEXICO                               QUARTER: 2 YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                             MEXICAN STOCK EXCHANGE
                                    ANNEX 05
                               CREDITS BREAK DOWN

                              (THOUSANDS OF PESOS)

                                                                  Final Printing
                                                                    CONSOLIDATED

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Amortization of Credits in Foreign Currency
                                                                                  With National Entities (Thousands Of $)
                                                      Denominated in      ----------------------------------------------------------
                                                          Pesos                                Time Interval
  Credit                                            --------------------------------------------------------------------------------
  Type /                   Concertation   Rate of   Until 1   More Than   Current   Until 1   Until 2   Until 3   Until 4   Until 5
Institution                    Date       Interest   Year      1 Year      Year      Year      Years     Years     Years     Years
------------------------------------------------------------------------------------------------------------------------------------
BANKS
                             -------------------------------------------------------------------------------------------------------
OTHER FINANCIAL ENTITIES
------------------------------------------------------------------------------------------------------------------------------------
PROG DE BURSAT /ING          28/11/1995     8.45       0          0          0         0         0         0         0         0
BARING
------------------------------------------------------------------------------------------------------------------------------------
COLOCACION DE BONOS/ING      31/03/1998     8.68       0          0          0         0         0         0         0         0
BARI
------------------------------------------------------------------------------------------------------------------------------------
SINDICADO/BANK OF AMERICA    06/10/1998     7.18       0          0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------
REFACCIONARIO/EXPORT         18/11/1996     0.00       0          0          0         0         0         0         0         0
DEVELOP
------------------------------------------------------------------------------------------------------------------------------------
REFACCIONARIO/SOCIETE        28/02/1997     0.00       0          0          0         0         0         0         0         0
GENERA
------------------------------------------------------------------------------------------------------------------------------------
REFACCIONARIO/F N.B.         28/08/1995     0.00       0          0          0         0         0         0         0         0
MARYLAN
------------------------------------------------------------------------------------------------------------------------------------
INTEREST                                               0          0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL BANKS                                            0          0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   Amortization of Credits in Foreign Currency
                                      With Foreign Entities (Thousands Of $)
                           ------------------------------------------------------------
                                                  Time Interval
  Credit                   ------------------------------------------------------------
  Type /                   Current   Until 1   Until 2   Until 3   Until 4     Until 5
Institution                 Year      Year      Years     Years     Years       Years
---------------------------------------------------------------------------------------
BANKS
                           ------------------------------------------------------------
OTHER FINANCIAL ENTITIES
---------------------------------------------------------------------------------------
PROG DE BURSAT /ING        235,412      0         0         0         0       5,277,163
BARING
---------------------------------------------------------------------------------------
COLOCACION DE BONOS/ING          0      0         0         0         0       4,245,885
BARI
---------------------------------------------------------------------------------------
SINDICADO/BANK OF AMERICA  357,827      0         0         0         0       1,224,145
---------------------------------------------------------------------------------------
REFACCIONARIO/EXPORT       172,321      0         0         0         0         602,220
DEVELOP
---------------------------------------------------------------------------------------
REFACCIONARIO/SOCIETE       28,730      0         0         0         0         129,287
GENERA
---------------------------------------------------------------------------------------
REFACCIONARIO/F N.B.         8,475      0         0         0         0               0
MARYLAN
---------------------------------------------------------------------------------------
INTEREST                   156,642      0         0         0         0               0
---------------------------------------------------------------------------------------
TOTAL BANKS                959,407      0         0         0         0      11,478,700
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Amortization of Credits in Foreign Currency
                                                                                  With National Entities (Thousands Of $)
                                                      Denominated in      ----------------------------------------------------------
                                                          Pesos                                Time Interval
  Credit                                            --------------------------------------------------------------------------------
  Type /                   Concertation   Rate of   Until 1   More Than   Current   Until 1   Until 2   Until 3   Until 4   Until 5
Institution                    Date       Interest   Year      1 Year      Year      Year      Years     Years     Years     Years
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIERS
------------------------------------------------------------------------------------------------------------------------------------
VARIOS                                              690,869       0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SUPPLIERS                                     690,869       0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   Amortization of Credits in Foreign Currency
                                      With Foreign Entities (Thousands Of $)
                           ------------------------------------------------------------
                                                  Time Interval
  Credit                   ------------------------------------------------------------
  Type /                   Current   Until 1   Until 2   Until 3   Until 4     Until 5
Institution                 Year      Year      Years     Years     Years       Years
---------------------------------------------------------------------------------------
SUPPLIERS
---------------------------------------------------------------------------------------
VARIOS                     543,142      0         0         0         0           0
---------------------------------------------------------------------------------------
TOTAL SUPPLIERS            543,142      0         0         0         0           0
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Amortization of Credits in Foreign Currency
                                                                                  With National Entities (Thousands Of $)
                                                      Denominated in      ----------------------------------------------------------
                                                          Pesos                                Time Interval
  Credit                                            --------------------------------------------------------------------------------
  Type /                   Concertation   Rate of   Until 1   More Than   Current   Until 1   Until 2   Until 3   Until 4   Until 5
Institution                    Date       Interest   Year      1 Year      Year      Year      Years     Years     Years     Years
------------------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT LIABILITIES
AND OTHER CREDITS
------------------------------------------------------------------------------------------------------------------------------------
OTHER CREDITS                                       239,265       0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT LIABILITIES                           239,265       0          0         0         0         0         0         0
AND OTHER CREDITS
------------------------------------------------------------------------------------------------------------------------------------
                                                    930,134       0          0         0         0         0         0         0
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                       Amortization of Credits in Foreign Currency
                                          With Foreign Entities (Thousands Of $)
                           ----------------------------------------------------------------
                                                      Time Interval
  Credit                   ----------------------------------------------------------------
  Type /                   Current       Until 1   Until 2   Until 3   Until 4    Until 5
Institution                 Year          Year      Years     Years     Years      Years
-------------------------------------------------------------------------------------------
OTHER CURRENT LIABILITIES
AND OTHER CREDITS
-------------------------------------------------------------------------------------------
OTHER CREDITS                     0         0         0         0         0          26,391
-------------------------------------------------------------------------------------------
OTHER CURRENT LIABILITIES         0         0         0         0         0          26,391
AND OTHER CREDITS
-------------------------------------------------------------------------------------------
                          1,502,549                                              11,505,091
-------------------------------------------------------------------------------------------

STOCK EXCHANGE CODE: GMEXICO                               QUARTER: 2 YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                             MEXICAN STOCK EXCHANGE
                                    ANNEX 05
                               CREDITS BREAK DOWN

                              (THOUSANDS OF PESOS)

                                                                  Final Printing
                                                                    CONSOLIDATED

NOTES

      4) REFACCIONARIO/EXPORT DEVELOPMENT CORP. (EDC) TASA DE INTERES
      LIBOR+0.750
      5) REFACCIONARIO/SOCIETE GENERALE TASA DE INTERES LIBOR+0.250
      6) REFACCIONARIO/FIRST NATIONAL BANK OF MARYLAND (FNBM) TASA DE INTERES LIBOR+0.375

      THE EXCHANGE RATE USED AT THE CLOSE OF THE REVALUATION OF THE DOLLAR WAS 9.4165.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

            TRADE BALANCE AND MONETARY POSITION IN FOREIGN EXCHANGE
                              (Thousands of Pesos)


                                     ANNEX 6                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                                           DOLARS (1)                 OTHER CURRENCIES          TOTAL
                                  ---------------------------------------------------------
                                  THOUSANDS OF   THOUSANDS OF    THOUSANDS OF  THOUSANDS OF  THOUSANDS OF
        TRADE BALANCE                DOLARS         PESOS           DOLARS        PESOS         PESOS
=========================================================================================================
1. INCOME
===============================

EXPORTS                               317,361      3,075,961              0              0      3,075,961

OTHER                                  24,389        235,417              0              0        235,417

TOTAL                                 341,750      3,311,378                                    3,311,378
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
2. EXPENDITURE
===============================

IMPORT(RAW MATERIALS)                 113,201      1,095,150          3,074         29,756      1,124,906

INVESTMENTS                            45,814        435,016            827          7,846        442,862

OTHER                                  91,976        892,044              0              0        892,044

TOTAL                                 250,991      2,422,210          3,901         37,602      2,459,812
---------------------------------------------------------------------------------------------------------
NET BALANCE                            90,759        889,168         (3,901)       (37,602)       851,566
---------------------------------------------------------------------------------------------------------
FOREIGN MONETARY POSITION
===============================

TOTAL ASSETS                          591,982      5,572,026             30            287      5,572,313
LIABILITIES POSITION                1,380,812     13,002,416            555          5,224     13,007,640
SHORT TERM LIABILITIES POSITION       159,011      1,497,325            555          5,224      1,502,549

LONG TERM LIABILITIES POSITION      1,221,801     11,505,091              0              0     11,505,091
---------------------------------------------------------------------------------------------------------
NET BALANCE                          (788,830)    (7,430,390)          (525)        (4,937)    (7,435,327)
---------------------------------------------------------------------------------------------------------

=========================================================================================================

NOTES

THE EXCHANGE RATE USED AT THE CLOSE OF THE REVALUATION OF THE DOLLAR WAS 9.4165.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                             INTEGRATION AND INCOME
                      CALCULATION BY MONETARY POSITION (1)
                              (Thousands of Pesos)


                                     ANNEX 7                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                                                  (ASSET LIABILITIES)           MONTHLY
                         MONETARY       MONETARY       MONETARY       MONTHLY   (PROFIT)
      MONTH               ASSETS      LIABILITIES      POSITION      INFLATION  AND LOSS
========================================================================================
JANUARY                 11,755,451     17,755,808      6,000,357       2.52      151,209

FEBRUARY                12,280,264     17,570,189      5,289,925       1.34       70,885

MARCH                   12,026,799     19,749,842      7,723,043       0.92       71,052

APRIL                   13,283,215     18,007,611      4,724,396       0.91       42,992

MAY                     12,662,902     19,578,569      6,915,667       0.60       41,494

JUNE                    13,168,251     20,041,636      6,873,385       0.65       44,677

ACTUALIZATION:                   0              0              0       0.00       11,428

CAPITALIZATION                   0              0              0       0.00            0

FOREIGN CORP                     0              0              0       0.00            0

OTHER                            0              0              0       0.00            0
========================================================================================
  TOTAL                                                                          433,737
========================================================================================

NOTES

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

           BONDS AND MEDIUM TERM NOTES LISTING IN STOCK MARKET (1)


                                     ANNEX 8                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------


               FINANCIAL LIMITED BASED IN ISSUED DEED AND/OR TITLE
================================================================================

NOT APPLICABLE

================================================================================

================================================================================
                      ACTUAL SITUATION OF FINANCIAL LIMITED
================================================================================

NOT APPLICABLE

================================================================================

================================================================================
                   BONDS AND/OR MEDIUM TERM NOTES CERTIFICATE
================================================================================

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                PLANTS, COMMERCE CENTERS OR DISTRIBUTION CENTERS


                                     ANNEX 9                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

        PLANT                                                                         PLANT
         OR                                   ECONOMIC                              CAPACITY        UTILIZATION
       CENTER                                 ACTIVITY                                 (1)              (%)
===============================================================================================================

===============================================================================================================
MEXICANA DE COBRE                                                                            0                0
S.A. DE C.V.                                                                                 0                0
CONCENTRATE MINE               EXTRACTION AND GRINDING OF MINERALS                           0                0
                               AND PRODUCTION OF COPPER                                      0                0
                               CONCENTRATES                                         31,500,000              100
SMELTING                       COPPER SMELTER                                          360,000               92
COAL PLANT                     EXTRACTION OF HYDRATED LIME                             122,400               83
MOLYBDENUM PLANT               PRODUCTION OF MOLYBDENUM CONC.                          720,000              100
SULPHURIC ACID PLANT           SULPHURIC ACID PRODUCTION                             1,565,520               62
SX/EW PLANT                    COPPER IN ELECTROLITIC CATHODE                           21,900              100
REFINERY                       COPPER IN ELECTROLITIC CATHODE                          300,000               89
WIRE ROD PLANT                 PRODUCTION COPPER WIRE ROD                              115,000               66
INDUSTRIAL MINERA MEXICO                                                                     0                0
S.A. DE C.V                                                                                  0                0
MONTERREY PLANT                REFINERY OF:                                                  0                0
                               FINE GOLD*                                                1,200               27
                               REFINED SILVER                                              192              100
SAN LUIS PLANT                 SMELTING OF                                                   0                0
                               COPPER CONC. AND MINERALS                               230,000               37
                               ARSENIC                                                   6,000               21
ELECTROLYTIC ZINC REFINERY                                                                   0                0
                               REFINING OF:                                                  0                0
                               ZINC                                                    100,000               55
                               CADMIUM                                                     600               51
                               PRODUCTION OF:                                                0                0
                               SULPHURIC ACID                                          140,000               67
NUEVA ROSITA AND AGUJITA       PROD. COKE BY PRODUCTS                                  120,000               36
PLANT CHARCAS UNIT             MINING, MILLING PRODUCTION OF LEAD                            0                0
                               AND ZINC CONCENTRATES                                 1,476,000               96
TAXCO UNIT                     MINING, MILLING PRODUCTION OF LEAD                            0                0
                               AND ZINC CONCENTRATES                                 1,079,100               50
SANTA EULALIA UNIT             MINING, MILLING PRODUCTION OF LEAD                            0                0
                               AND ZINC CONCENTRATES                                   262,400              100
ROSARIO UNIT                   MINING, MILLING PRODUCTION OF LEAD                            0                0
                               CONCENTRATES                                            196,800               96
SAN MARTIN UNIT                MINING, MILLING PRODUCTION OF COPPER                          0                0
                               AND ZINC CONCENTRATES                                 2,230,400               84
PASTA DE CONCHOS UNIT          MINING AND PRODUCTION OF COAL                           400,000               25
MINERALES METALICOS DEL NORTE                                                                0                0
S.A.                                                                                         0                0
SANTA BARBARA UNIT             EXTRACTION AND GRINDING OF MINERALS                           0                0
                               PRODUCTION OF LEAD COPPER                             1,574,400              100
                               AND ZINC CONCENTRATES                                         0                0
VELARDENA UNIT                 EXTRACTION AND GRINDING OF MINERALES                    278,800              100

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                PLANTS, COMMERCE CENTERS OR DISTRIBUTION CENTERS

                                                                          PAGE 2
                                     ANNEX 9                        CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

        PLANT                                                                         PLANT
         OR                                   ECONOMIC                              CAPACITY        UTILIZATION
       CENTER                                 ACTIVITY                                 (1)              (%)
===============================================================================================================

===============================================================================================================
                               AND PRODUC. OF LEAD COPPER AND ZINC                           0            0
                               CONCENTRATES                                                  0            0
MEXICANA DE CANANEA                                                                          0            0
S.A DE C.V.                                                                                  0            0
CONCENTRATE MINE               EXTRACTION OF COPPER AND ORE                                  0            0
                               BENEFIT                                              24,500,000           73
LIXIVIATION PLANTS             COPPER CATHODES                                          34,200           66
===============================================================================================================

NOTES

(1)   THOUSAND KILOGRAMS VOLUME.
*     KILOGRAM VOLUME.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                             QUARTER 2     YEAR 1999
GRUPO MEXICO, S.A. DE C.V.

                               MAIN RAW MATERIALS


                                     ANNEX 10                       CONSOLIDATED
                                                                  Final Printing
--------------------------------------------------------------------------------

                               MAIN                                   MAIN           DOM.       COST
    DOMESTIC                SUPPLIERS           FOREIGN             SUPPLIERS       SUBST.   PRODUCTION
                                                                                                 (%)
=======================================================================================================

=======================================================================================================
                                              COPPER MATTE     GLENCORE               NO        5.00
                                              COPPER CONC.     MINERA LA ESCONDIDA.   NO        4.00
ANODIC SLIMES         COBRE DE PASTEJE, S.A.                                          NO        1.00
MATTE AND SPEISS      MET-MEX PENOLES, S.A.                                           NO        1.00
                                              COPPER CONC.     TRAFIGURA, A.G.        NO        1.00
COPPER CONCENTRATES   CIA. MINERA MEXICANA
                      S.A. DE C.V.                                                    NO        1.00
DIESEL AND LUBRICANT  PETROLEOS MEXICANO                                              NO        6.00
REFACTIONS            GIMCO, S.A. DE C.V.                                             NO        6.00
COPPER CONCENTRATES   SOC. COOP. MET. SANT
                      GUANAJUATO, S.A. DE C.                                          NO        1.00
COPPER CONCENTRATES   MINERA TIZAPA, S.A. DE                                          NO
COPPER CONCENTRATES   CIA. MINERA METALURG
                      SAN MIGUEL, S.A. DE C.                                          NO
                      OTROS                                                           NO        4.00
=======================================================================================================

NOTES

                             MEXICAN STOCK EXCHANGE
                                   SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO
GRUPO MEXICO, S.A. DE C.V.                                 QUARTER: 2 YEAR: 1999

                           SELLS DISTRIBUTION PRODUCT

                                    ANNEX 11

                                 DOMESTIC SELLS                     CONSOLIDATED
                                                                  Final Printing

==========================================================================================================================
  MAIN PRODUCTS          TOTAL PRODUCTION            NET SELLS        MARKET                          MAIN
                        ------------------      ------------------     SHARE         -------------------------------------
                        VOLUME      AMOUNT      VOLUME      AMOUNT      (%)           TRADEMARKS           COSTUMERS
==========================================================================================================================
GOLD                                    614                 33,557      3.00         IMM MONTERREY    MET. PRECIOSOS DE
                                                                                                      MONTERREY
                                                                                     IMM MONTERREY    GRUPO SAN MIGUEL
SILVER                     142        6,228          4       5,589                   IMM MONTERREY    MET. PRECIOSOS DE
                                                                                                      MONTERREY
                                                                                     IMM MONTERREY    GRUPO SAN MIGUEL
LEAD                    16,743       90,195     18,379      92,211     34.00                          MET-MEX PENOLES
ZINC                    47,780      394,488     27,757     292,593     45.00         IMM-SLP          GRUPO NACOBRE
                                                                                                      ALUM. Y ZINC INDUST.
COPPER CONTENT IN                                                                                     INDUST. MONTERREY
CONCENTRATES            40,777      401,364                                                           MEXICANA DE COBRE
ZINC CONTENT
IN CONCENTRATES         28,133       93,319      2,898      31,611     25.00                          MET-MEX PENOLES
LEAD CONTENT IN
CONCENTRATES             2,053        9,319                                                           MET-MEX PENOLES
COPPER BLISTER          14,343      249,443      1,122      11,696     90.00                          COBRE DE MEXICO
                                                                                                      COBRE DE PASTEJE
COPPER WIRE ROD         37,900      412,198      7,479     120,922                                    CONDUCTORES COBR
                                                                                                      CONDULIMEX
COPPER ANODES            2,636       17,395      6,763      93,778    100.00                          COBRE DE MEXICO
                                                                                                      COBRE DE PASTEJE
COPPER CATHODES        116,283    1,198,738     52,007     749,091     15.00                          COBRE DE MEXICO
                                                                                                      INDUST. UNIDAS
MOLYBDENUM               3,624       21,108      3,016     170,677     90.00         LA CARIDAD       MOLYMEX
TRANSPORTATION
SERVICES                          1,594,627              2,202,418
OTHERS                                                     127,728
3TH DOC. EFFECT                                             72,251
--------------------------------------------------------------------------------------------------------------------------
  TOTAL                           4,489,036              4,004,122
--------------------------------------------------------------------------------------------------------------------------

                             MEXICAN STOCK EXCHANGE
                                   SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO
GRUPO MEXICO, S.A. DE C.V.                                 QUARTER: 2 YEAR: 1999

                           SELLS DISTRIBUTION PRODUCT

                                    ANNEX 11
                                                                          PAGE 2
                                  FOREIGN SELLS                     CONSOLIDATED
                                                                  Final Printing

==========================================================================================================================
  MAIN PRODUCTS          TOTAL PRODUCTION            NET SELLS                                        MAIN
                        ------------------      ------------------    DESTINATION    -------------------------------------
                        VOLUME      AMOUNT      VOLUME      AMOUNT                    TRADEMARKS           COSTUMERS
==========================================================================================================================
GOLD                                                 1      58,843    USA                             PHELPS DODGE
                                                                                                      GLENCORE
SILVER                                             295     476,346    USA            IMM MONTERREY    AIG. INTERNATIONAL
                                                                                     IMM MONTERREY    SCOTIA BANK
LEAD                                                89         356    USA                             INLAND STEEL
ZINC                                            23,951     252,085    USA                             BETHLEHEM STEEL
                                                                                                      INLAND STEEL
ZINC CONTENT IN
CONCENTRATES                                    25,234     253,208    ALEMANIA                        UNION MINIERE
LEAD CONTENT IN                                                       BELGICA                         ROHSTOFFHANDEL
CONCENTRATES                                     2,053       9,591    BELGICA                         SOGEM
COPPER BLISTER                                  10,261     144,017    USA            CANANEA          TRAFIGURA, A.G.
                                                                                                      GERALD METALS
COPPER WIRE ROD                                 40,597     624,813    USA                             PECHINEY WORLD T
COPPER ANODES                                    2,976      39,755    BELGICA                         SOGEM
COPPER CATHODES                                 76,655   1,099,936    USA            ELECTROLITICO    PECHINEY WORLD T
                                                                                     ELECTROWON       GERALD METALS
MOLYBDENUM                                         481      28,214    USA            LA CARIDAD       GLENCORE INT.
                                                                      AUSTRIA        LA CARIDAD       CHEMETALLGES
OTHERS                                                      34,651
3TH DOC. EFFECT                                             54,146
--------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                  3,075,961
--------------------------------------------------------------------------------------------------------------------------

      NOTES

            VOLUME IS EXPRESSED IN THOUSANDS OF UNIT
            AMOUNT IS EXPRESSED IN THOUSAND OF PESOS

STOCK EXCHANGE CO     GMEXICO                         QUARTER:  2    YEAR:  1999
GRUPO MEXICO, S.A. DE C.V.

                                    ANNEX 12

     CEDULE FOR THE DETERMINATION OF THE NET FISCAL EARNINGS ACCOUNT (NFEA)
                              (Thousands of Pesos)

--------------------------------------------------------------------------------
            NFEA BALANCE FOR PREVIOUS PERIOD FOR WHICH IS DETERMINED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            ---------------
NFEA BALANCE TO DECEMBER 31st OF: 1998                           2,035,064
                                                            ---------------

                                                            ---------------
Number of shares Outstanding at the Date at the NFEA:          645,974,000
                   (Units)                                  ---------------

|X|  ARE THE FIGURES FISCALLY AUDITED?    |X|  ARE THE FIGURES FISCALLY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DIVIDENDS COLLECTED IN THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NUMBER OF SHARES
QUARTER    SERIES         OUTSTANDING         DATE OF SETLEMENT        AMOUNT
--------------------------------------------------------------------------------
2             A            600,000.00            07/04/1999            320.00
--------------------------------------------------------------------------------
2             A            458,000.00            08/04/1999             81.00
--------------------------------------------------------------------------------
2             B            300,000 00            25/05/1999             32.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            DIVIDENDS PAID OUT IN THE PERIOD THAT COMES FROM THE NFEA
--------------------------------------------------------------------------------
                        NUMBER OF SHARES
QUARTER    SERIES         OUTSTANDING         DATE OF SETLEMENT       AMOUNT
--------------------------------------------------------------------------------
2             B          630,000,000.00          04/06/1999           17.00
--------------------------------------------------------------------------------
2             B          630,000,000.00          11/05/1999         283,343.00
--------------------------------------------------------------------------------
2             B          644,921,000.00          22/04/1999            2.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DETERMINATION OF THE NFEA OF THE PRESENT YEAR
--------------------------------------------------------------------------------
   NFE FROM THE PERIOD FROM JANUARY 1 TO 30 OF JUNE OF 1999

                                                              ---------------
     FISCAL EARNINGS                                                16,263
                                                              ---------------
                                                              ---------------
     - DETERMINED INCOME                                             5,204
                                                              ---------------
                                                              ---------------
     + DEDUCTED WORKER'S PRO                                         4,497
                                                              ---------------
                                                              ---------------
     - DETERMINED WORK                                              43,604
                                                              ---------------
                                                              ---------------
     - DETERMINED RFE                                                    0
                                                              ---------------
                                                              ---------------
     - NON DEDUCTABLES                                              21,516
                                                              ---------------
                                                              ---------------
     NFE OF PERIOD                                                       0
                                                              ---------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  BALANCE OF THE NFEA AT THE END OF THE PERIOD
                           (Present year information)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                              ---------------
   NFEA BALANCE TO 30 OF JUNE OF 1999                            1,379,923
                                                              ---------------

                                                              ---------------
Number of shares Outstanding at the Date of the NFEA:          630,000,000
        (Units)                                               ---------------
--------------------------------------------------------------------------------

STOCK EXCHANGE CO     GMEXICO                       QUARTER:  1    YEAR:  1999
RAZON SOCIAL:     GRUPO MEXICO, S.A. DE C.V.

                                    ANNEX 12

     CEDULE FOR THE DETERMINATION OF THE NET FISCAL EARNINGS ACCOUNT (NFEA)
                              (Thousands of Pesos)

--------------------------------------------------------------------------------
                           MODIFICATION BY COMPLENTARY
--------------------------------------------------------------------------------
  NFEA BALANCE TO DECEMBER 31st OF:  0000
                                                              ---------------
                                                                         0
                                                              ---------------
                                                              ---------------
  Number of shares Outstanding at the Date of the NFEA:                  0
                  (Units)                                     ---------------

--------------------------------------------------------------------------------

STOCK EXCHANGE CO     GMEXICO                         QUARTER:  2    YEAR:  1999
RAZON SOCIAL:     GRUPO MEXICO, S.A. DE C.V.

                                  ANNEX 12 - A

         CEDULE FOR THE DETERMINATION OF THE NET FISCAL EARNINGS ACCOUNT
                               REINVERTED (NFEAR)
                              (Thousands of Pesos)
--------------------------------------------------------------------------------
            NFEAR BALANCE FOR PREVIOUS PERIOD FOR WHICH IS DETERMINED
--------------------------------------------------------------------------------
                                                              ---------------
  NFEA BALANCE TO DECEMBER 31st OF:  0000                           0
                                                              ---------------
                                                              ---------------
  Number of shares Outstanding at the Date of the NFEAR:            0
                  (Units)                                     ---------------

|_| ARE FIGURES FISCALLY AUDITED?       |_|  ARE FIGURES FISCALLY CONSOLIDATED?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            DIVIDENDS PAIDOUT IN THE PERIOD THAT COMES FROM DE NFEAR
--------------------------------------------------------------------------------
                         NUMBER OF SHARES
QUARTER      SERIES         OUTSTANDING         DATE OF SETTELMENT      AMOUNT
--------------------------------------------------------------------------------
0            0                   0.00                                      000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 DETERMINATION OF THE NFEAR OF THE PRESENT YEAR
--------------------------------------------------------------------------------

    NFER FROM THE PERIOD TO 30 OF JUNIO OF 1999

                                                         -------------
              FISCAL EARNINGS                                16,263
                                                         -------------
                                                         -------------
              + DEDUCTED WORKER'S PROFIT SHA                  4,497
                                                         -------------
                                                         -------------
              - DETERMINED INCOME TAX                        43,604
                                                         -------------
                                                         -------------
              - NON-DEDUCTABLES                              21,516
                                                         -------------

                                                         -------------
 -(+) EARNINGS (LOSS) FROM FOREING OF PROFIT                      0
                                                         -------------
                                                         -------------
              DETERMINATED RFE OF THE FISCAL YEAR                 0
                                                         -------------
                                                         -------------
              - INCOME TAX (DEFERED ISR):
                                                         -------------
                                                         -------------
              * FACTOR TO DETERMINE THE NFEAR:                    0
                                                         -------------
                                                         -------------
              NFER FROM THE PERIOD                                0
                                                         -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  BALANCE OF THE NFEAR AT THE END OF THE PERIOD
--------------------------------------------------------------------------------
                                                         -------------
                                                                    0
                                                         -------------
NFEAR BALANCE TO: 30 OF JUNIO OF 1999
                                                         -------------
                                                          630,000,000
                                                         -------------
Number of shares Outstanding at the Date of the NFEAR
      (Units)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          MODIFICATION BY COMPLEMENTARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         NFEAR BALANCE TO DECEMBER 31st OF: 0000
                                                         -------------
                                                                    0
                                                         -------------
                                                         -------------
                                                                    0
                                                         -------------
Number of shares Outstanding at the Date of the NFEAR
      (Units)
--------------------------------------------------------------------------------

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS
STOCK EXCHANGE CODE: GMEXICO                            QUARTER: 2    YEAR 1999:
GRUPO MEXICO, S.A. DE C.V.

                                                                    CONSOLIDATED
                                                                  Final Printing

                  INTEGRATION OF THE PAID SOCIAL CAPITAL STOCK

                          CHARACTERISTICS OF THE SHARES

--------------------------------------------------------------------------------------------------------
           NOMINAL  VALID                                                            CAPITAL STOCK
 SERIES     VALUE   CUPON                   NUMBER OF SHARES                      (Thousands of Pesos)
                            -----------------------------------------------     ------------------------
                               PORTION     PORTION   MEXICAN    SUSCRIPTION         FIXED    VARIABLE
--------------------------------------------------------------------------------------------------------
B-1                    4    630,000,000                         630,000,000       2,949,556
--------------------------------------------------------------------------------------------------------
TOTAL                       630,000,000         0          0    630,000,000       2,949,556         0
--------------------------------------------------------------------------------------------------------

TOTAL NUMBER OF SHARES REPRESENTING THE PAID-IN CAPITAL STOCK ON THE DATE OF SENDING THE INFORMATION
       630,000,000
SHARES PROPORTION BY:

CPO'S:
UNITS:
ADRS's:
GDRS's:
ADS's:
GDS's:

                             REPURCHASED OWN SHARES
                     NUMBER OF             MARKET VALUE OF THE SHARE
        SERIES        SHARES           AT REPURCHASE          AT QUARTER
        ------        ------           -------------          ----------

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS
STOCK EXCHANGE CODE: GMEXICO                            QUARTER: 2    YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                                                                    CONSOLIDATED
                                                                  Final Printing

      DECLARATION FROM THE COMPANY OFFICIALS RESPONSABLE FOR THE INFORMATION.

      I HEREBY SWEAR THAT THE FINANCIAL INFORMATION HERE IN SUPPLIED TO THIS STOCK EXCHANGE, CORRESPONDING TO THE PERIOD FROM 1 OF JANUARY TO 30 OF JUNE OF 1999 AND 1998 IS THAT OBTAINED FROM OUR AUTHORIZED ACCOUNTING REGISTERS AND IS THE RESULT OF THE APPLICATION OF THE ACCOUNTING PRINCIPLES AND NORMS ACCEPTED AND STATED BY THE MEXICAN INSTITUTE OF PUBLIC ACCOUNTANTS AND IN THE PROVISIONS OF THE MEXICAN NATIONAL BANK AND STOCK COMMISSION (COMISION NACIONAL BANCARIA Y DE VALORES).

      THE ACCOUNTING PRINCIPLES USED BY THIS COMPANY AND THE PROCESSING OF DATA FOR THE PERIOD TO WHICH THE SAID INFORMATION REFERS WERE APPLIED USING THE SAME BASES AS FOR THE SIMILAR PERIOD OF THE PREVIOUS YEAR.


        ---------------------------                ----------------------------
        C.P. ERNESTO DURAN TRINIDAD                C.P. DANIEL TELLECHEA SALIDO
                APODERADO                                  APODERADO

                        MEXICO, D.F., AT JULY 30 OF 1999

                             MEXICAN STOCK EXCHANGE
                                    SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO                               Quarter: 2 Year: 1999
GRUPO MEXICO, S.A. DE C.V.

                      NON CONSOLIDATED FINANCIAL STATEMENT
                           AT JUNE 30 OF 1999 AND 1998
                              (Thousands of Pesos)

                                                                  Final Printing

------------------------------------------------------------------------------------------------------------------------------------
                                                                    QUARTER OF PRESENT                QUARTER OF PREVIOUS
REF                                                  -------------------------------------------------------------------------------
 S                    CONCEPTS                                Amount                  %           Amount                  %
------------------------------------------------------------------------------------------------------------------------------------
 1      TOTAL ASSETS                                        31,834,072               100        31,234,051               100

 2      CURRENT ASSETS                                       1,327,646                 4         1,496,462                 5
 3      CASH AND SHORT-TERM INVESTMENTS                      1,061,812                 3           884,698                 3
 4      ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)                      0                 0                 0                 0
 5      OTHER ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)          265,834                 1           611,764                 2
 6      INVENTORIES                                                  0                 0                 0                 0
 7      OTHER CURRENT ASSETS                                         0                 0                 0                 0
 8      LONG-TERM                                           30,499,165                96        29,732,776                95
 9      ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)                      0                 0                 0                 0
10      INVESTMENT IN SHARES OF SUBSIDIARIES
        AND NON-CONSOLIDATED                                30,499,165                96        29,732,776                95
11      OTHER INVESTMENTS                                            0                 0                 0                 0
12      PROPERTY, PLANT AND EQUIPMENT                                0                 0                 0                 0
13      PROPERTY                                                     0                 0                 0                 0
14      MACHINERY AND INDUSTRIAL                                     0                 0                 0                 0
15      OTHER EQUIPMENT                                              0                 0                 0                 0
16      ACCUMULATED DEPRECIATION                                     0                 0                 0                 0
17      CONSTRUCTION IN PROGRESS                                     0                 0                 0                 0
18      DEFERRED ASSETS (NET)                                    7,261                 0             4,813                 0
19      OTHER ASSETS                                                 0                 0                 0                 0

20      TOTAL LIABILITIES                                    4,349,994               100         4,031,113               100

21      CURRENT LIABILITIES                                  4,349,994               100         4,031,113               100
22      SUPPLIERS                                                    0                 0                 0                 0
23      BANK LOANS                                                   0                 0                 0                 0
24      STOCK MARKET LOANS                                           0                 0                 0                 0
25      TAXES TO BE PAID                                             0                 0                 0                 0
26      OTHER CURRENT LIABILITIES                            4,349,994               100         4,031,113               100
27      LONG-TERM LIABILITIES                                        0                 0                 0                 0
28      BANK LOANS                                                   0                 0                 0                 0
29      STOCK MARKET LOANS                                           0                 0                 0                 0
30      OTHER LOANS                                                  0                 0                 0                 0
31      DEFERRED LOANS                                               0                 0                 0                 0
32      OTHER LIABILITIES                                            0                 0                 0                 0

33      CONSOLIDATED STOCK HOLDERS' EQUITY                  27,484,078               100        27,202,938               100




36      CONTRIBUTED CAPITAL                                  9,061,082                33         9,157,089                34
37      PAID-IN CAPITAL STOCK (NOMINAL)                      2,949,556                11         3,043,191                11
38      RESTATEMENT OF PAID-IN CAPITAL STOCK                 6,111,526                22         6,113,898                22
39      PREMIUM ON SALES OF SHARES                                   0                 0                 0                 0
40      CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES                   0                 0                 0                 0
41      CAPITAL INCREASE (DECREASE)                         18,422,996                67        18,045,849                66
42      RETAINED EARNINGS AND CAPITAL RESERVE               28,688,853               104        28,985,138               107
43      REPURCHASE FUND OF SHARES                            1,205,531                 4         1,179,673                 4
44      EXCESS (SHORTFALL) IN RESTATEMENT OF STOCK
        HOLDERS' EQUITY                                    (12,689,930)              (46)      (12,641,364)              (46)

45      NET INCOME FOR THE YEAR                              1,218,542                 4           522,402                 2
------------------------------------------------------------------------------------------------------------------------------------

                             MEXICAN STOCK EXCHANGE
                                    SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO                               Quarter: 2 Year: 1999
GRUPO MEXICO, S.A. DE C.V.

                      NON CONSOLIDATED FINANCIAL STATEMENT
                           BREAKDOWN OF MAIN CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

------------------------------------------------------------------------------------------------------------------------------------
                                                                    QUARTER OF PRESENT                QUARTER OF PREVIOUS
                                                                      FINANCIAL YEAR                     FINANCIAL YEAR
REF                                                  -------------------------------------------------------------------------------
 S                    CONCEPTS                                Amount                  %           Amount                  %
------------------------------------------------------------------------------------------------------------------------------------
 3      CASH AND SHORT-TERM INVESTMENTS                      1,061,812               100          884,698                100
46      CASH                                                       598                 0            1,929                  0
47      SHORT-TERM INVESTMENTS                               1,061,214               100          882,769                100

18      DEFERRED ASSETS (NET)                                    7,261               100            4,813                100
48      AMORTIZED OR REDEEMED EXPENSES                           7,261               100            4,813                100
49      GOODWILL                                                     0                 0                0                  0
50      DEFERRED TAXES                                               0                 0                0                  0
51      OTHERS                                                       0                 0                0                  0

21      CURRENT LIABILITIES                                  4,349,994               100        4,031,113                100
52      FOREIGN CURRENCY LIABILITIES                         4,349,994               100        4,030,630                100
53      MEXICAN PESOS LIABILITIES                                  595                 0              483                  0

24      STOCK MARKET LOANS                                           0               100                0                100
54      COMMERCIAL PAPER                                                               0                                   0
55      CURRENT MATURITIES OF MEDIUM TERM NOTES                                        0                                   0
56      CURRENT MATURITIES OF BONDS                                                    0                                   0

26      OTHER CURRENT LIABILITIES                            4,349,994               100        4,031,113                100
57      OTHER CURRENT LIABILITIES WITH COST                  4,349,994               100        4,030,630                100
58      OTHER CURRENT LIABILITIES WITHOUT COST                     595                 0              483                  0

27      LONG-TERM LIABILITIES                                        0               100                0                100
59      FOREIGN CURRENCY LIABILITIES                                                   0                                   0
60      MEXICAN PESOS LIABILITIES                                                      0                                   0

29      STOCK MARKET LOANS                                           0               100                0                100
61      BONDS                                                                          0                                   0
62      MEDIUM TERM NOTES                                                              0                                   0


30      OTHER LOANS                                                  0               100                0                100
63      OTHER LOANS WITH COST                                                          0                                   0
64      OTHER LOANS WITHOUT COST                                                       0                                   0

31      DEFERRED LOANS                                               0               100                0                100
65      NEGATIVE GOODWILL                                                              0                                   0
66      DEFERRED TAXES                                                                 0                                   0
67      OTHERS                                                                         0                                   0

32      OTHER LIABILITIES                                            0               100                0                100
68      RESERVES                                                                       0                                   0
69      OTHER LIABILITIES                                                              0                                   0

44      EXCESS (SHORTFALL) IN RESTATEMENT OF               (12,689,930)              100      (12,641,364)               100
        STOCK HOLDERS' EQUITY
70      ACCUMULATED INCOME DUE TO MONETARY POSITION         (1,783,693)              (14)      (2,225,446)               (18)
71      INCOME FROM NON-MONETARY POSITION ASSETS           (10,906,237)              (86)     (10,415,918)               (82)
------------------------------------------------------------------------------------------------------------------------------------

                             MEXICAN STOCK EXCHANGE
                                    SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO                               Quarter: 2 Year: 1999
GRUPO MEXICO, S.A. DE C.V.

                      NON CONSOLIDATED FINANCIAL STATEMENT
                                 OTHER CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

------------------------------------------------------------------------------------------------------------------------------------
                                                                    QUARTER OF PRESENT                QUARTER OF PREVIOUS
                                                                      FINANCIAL YEAR                     FINANCIAL YEAR
REF                                                  -------------------------------------------------------------------------------
 S                    CONCEPTS                                            Amount                              Amount
------------------------------------------------------------------------------------------------------------------------------------
72      WORKING CAPITAL                                                 (3,022,348)                        (2,534,651)
73      PENSIONES FUND AND SENIORITY PREMIUMS                                    0                                  0
74      EXECUTIVES (*)                                                           0                                  0
75      EMPLOYERS (*)                                                            0                                  0
76      WORKERS (*)                                                              0                                  0
77      CIRCULATION SHARES (*)                                         630,000,000                        650,000,000
78      REPURCHASED SHARES (*)                                                   0                                  0
------------------------------------------------------------------------------------------------------------------------------------

(*) THESE CONCEPTS SHOULD BE EXPRESSED IN UNITS.

                             MEXICAN STOCK EXCHANGE
                                    SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                       NON CONSOLIDATED EARNING STATEMENT
                FROM JANUARY THE 1st TO JUNE 30 OF 1999 AND 1998
                               Thousands of Pesos

                                                                                  Final Printing
================================================================================================
REF                CONCEPTS                            QUARTER OF PRESENT    QUARTER OF PREVIOUS
                                                         FINANCIAL YEAR         FINANCIAL YEAR
                                                  ----------------------------------------------
 R                                                        Amount        %        Amount        %
================================================================================================
 1   NET SALES                                                 0      100             0      100
 2   COST OF SALES                                             0        0             0        0
 3   GROSS INCOME                                              0        0             0        0
 4   OPERATING                                            12,030        0        10,971        0
 5   OPERATING INCOME                                    (12,030)       0       (10,971)       0
 6   TOTAL FINANCING COST                               (307,636)       0       248,326        0
 7   INCOME AFTER FINANCING COST                         295,606        0      (259,297)       0
 8   OTHER FINANCIAL OPERATIONS                           11,864        0       (30,063)       0
 9   INCOME BEFORE TAXES AND WORKERS' PROFIT
     SHARING                                             283,742        0      (229,234)       0
 10  RESERVE FOR TAXES AND WORKERS' PROFIT
     SHARING                                             (65,292)       0      (123,610)       0
 11  NET INCOME AFTER TAXES AND WORKERS' PROFIT
     SHARING                                             349,034        0      (105,624)       0
 12  SHARE IN NET INCOME OF SUBSIDIARIES AND
     NON-CONSOLIDATED ASSOCIATES                         869,508        0       628,026        0
 13  CONSOLIDATED NET INCOME OF CONTINUOUS             1,218,542        0       522,402        0
 14  INCOME OF DISCONTINUOUS OPERATIONS                        0        0             0        0
 15  CONSOLIDATED NET INCOME BEFORE
     EXTRAORDINARY ITEMS                               1,218,542        0       522,402        0
 16  EXTRAORDINARY ITEMS NET EXPENSES (INCOME)                 0        0             0        0
 17  NET EFFECT AT THE BEGINNING OF THE YEAR BY
     CHANGES IN ACCOUNTING PRINCIPLES                          0        0             0        0
 18  NET CONSOLIDATED INCOME                           1,218,542        0       522,402        0
================================================================================================

                             MEXICAN STOCK EXCHANGE
                                    SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                       NON CONSOLIDATED EARNING STATEMENT
                           BREAKDOWN OF MAIN CONCEPTS
                              (Thousands of Pesos)

                                                                                  Final Printing
================================================================================================
REF                CONCEPTS                            QUARTER OF PRESENT    QUARTER OF PREVIOUS
                                                         FINANCIAL YEAR          FINANCIAL
                                                  ----------------------------------------------
 R                                                        Amount        %        Amount        %
================================================================================================
 1   NET SALES                                                 0      100             0      100
 21  DOMESTIC                                                           0                      0
 22  FOREIGN                                                            0                      0
 23  TRANSLATED INT0 DOLLARS (***)                                      0                      0

 6   TOTAL FINANCING COST                               (307,636)     100       248,326      100
 24  INTEREST PAID                                       182,851       59       188,880       76
 25  EXCHANGE LOSSES                                     391,782      127       412,329      166
 26  INTEREST EARNED                                     152,113       49        81,668       33
 27  EXCHANGE PROFITS                                    545,125      177       251,927      101
 28  GAIN DUE TO MONETARY POSITION                      (185,031)     (60)      (19,288)      (8)

 8   OTHER FINANCIAL OPERATIONS                           11,864      100       (30,063)     100
 29  OTHER NET EXPENSES (INCOME) NET                      11,864      100       (30,063)    (100)
 30  (PROFIT) LOSS ON SALE OF OWN SHARES                       0        0             0        0
 31  (PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS           0        0             0        0

 10  RESERVE FOR TAXES AND WORKERS' PROFIT SHARING       (65,292)     100      (123,610)     100
 32  INCOME TAX                                          (65,292)    (100)     (123,610)    (100)
 33  DEFERED INCOME TAX                                        0        0             0        0
 34  WORKERS' PROFIT SHARING                                   0        0             0        0
 35  DEFERED WORKERS' PROFIT SHARING                           0        0             0        0
================================================================================================

(***) THOUSANDS OF DOLLARS

                             MEXICAN STOCK EXCHANGE
                                    SIFIC/ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                       NON CONSOLIDATED EARNING STATEMENT
                                 OTHER CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing
================================================================================
REF                                    QUARTER OF PRESENT    QUARTER OF PREVIOUS
              CONCEPTS                     FINANCIAL YEAR         FINANCIAL YEAR
 R                                           Amount                 Amount
================================================================================
 36  TOTAL SALES                                    0                     0
 37  NET INCOME OF THE YEAR                   173,093               (97,732)
 38  NET SALES (**)                                 0                     0
 39  OPERATION INCOME (**)                    (27,992)              (15,407)
 41  NET CONSOLIDATED INCOME (**)           1,271,570             1,556,001
================================================================================

(**) THE RESTATED INFORMATION ON THE LAST TWELVE MONTHS SHOULD BE USED

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                      NON CONSOLIDATED FINANCIAL STATEMENT
                FROM JANUARY THE 1ST TO JUNE 30 OF 1999 AND 1998
                              (Thousands of Pesos)

                                                                  Final Printing

===============================================================================================================================
                                                                                     QUARTER OF PRESENT     QUARTER OF PREVIOUS
                                                                                       FINANCIAL YEAR         FINANCIAL YEAR
REF                                                                                  ------------------------------------------
 C                         CONCEPTS                                                        Amount                 Amount
===============================================================================================================================
1    CONSOLIDATED NET INCOME                                                              1,218,542                522,402
2    + (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH                           (869,508)              (628,026)
3    CASH FLOW FROM NET INCOME OF THE YEAR                                                  349,034               (105,624)
4    CASH FLOW FROM CHANGE IN WORKING CAPITAL                                               104,670              4,700,658
5    CASH GENERATED (USED) IN OPERATING ACTIVITIES                                          453,704              4,595,034
6    CASH FLOW FROM EXTERNAL FINANCING                                                            0             (1,305,308)
7    CASH FLOW FROM INTERNAL FINANCING                                                     (809,776)            (1,002,420)
8    CASH FLOW GENERATED (USED) BY FINANCING                                               (809,776)            (2,307,728)
9    CASH FLOW GENERATED (USED) IN INVESTMENT ACTIVITIES                                          0             (3,139,134)
10   NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                            (356,072)              (851,828)
11   CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD                           1,417,884              1,736,526
12   CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD                                 1,061,812                884,698
===============================================================================================================================

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                      NON CONSOLIDATED FINANCIAL STATEMENT
                           BREAKDOWN OF MAIN CONCEPTS
                              (Thousands of Pesos)

                                                                  Final Printing

===============================================================================================================================
                                                                                     QUARTER OF PRESENT     QUARTER OF PREVIOUS
                                                                                       FINANCIAL YEAR         FINANCIAL YEAR
REF                                                                                  ------------------------------------------
 C                         CONCEPTS                                                        Amount                 Amount
===============================================================================================================================
2    + (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH                           (869,508)              (628,026)
13   DEPRECIATION AND AMORTIZATION FOR THE YEAR
14   + (-) NET INCREASE (DECREASE) IN PENSIONS FUND AND SENIORITY PREMIUMS
15   + (-) NET LOSS (PROFIT) IN MONEY EXCHANGE
16   + (-) NET LOSS (PROFIT) IN ASSETS AND LIABILITIES ACTUALIZATION
17   + (-) OTHER ITEMS                                                                     (869,508)              (O25,026)
4    CASH FLOW FROM CHANGE IN WORKING CAPITAL                                               104,670              4,700,658
18   + (-) DECREASE (INCREASE) IN ACCOUNT RECEIVABLE                                              0
19   + (-) DECREASE (INCREASE) IN INVENTORIES                                                     0                      0
20   + (-) DECREASE (INCREASE) IN OTHER ACCOUNT RECEIVABLE                                 (100,406)             1,520,419
21   + (-) INCREASE (DECREASE) IN SUPPLIER ACCOUNT                                                0                      0
22   + (-) INCREASE (DECREASE) IN OTHER LIABILITIES                                         205,075              3,180,239
6    CASH FLOW FROM EXTERNAL FINANCING                                                            0             (1,305,308)
23   + SHORT-TERM BANK AND STOCK MARKET FINANCING                                                                4,863,299
24   + LONG-TERM BANK AND STOCK MARKET FINANCING                                                                         0
25   + DIVIDEND RECEIVED                                                                                                 0
26   + OTHER FINANCING                                                                                                   0
27   (-) BANK FINANCING AMORTIZATION                                                                            (6,168,607)
28   (-) STOCK MARKET AMORTIZATION                                                                                       0
29   (-) OTHER FINANCING AMORTIZATION                                                                                    0
7    CASH FLOW FROM INTERNAL FINANCING                                                     (809,776)            (1,002,420)
30   + (-) INCREASE (DECREASE) IN CAPITAL STOCKS                                           (522,704)              (691,150)
31   (-) DIVIDENDS PAID                                                                    (287,072)              (311,270)
32   + PREMIUM ON SALE OF SHARES                                                                  0                      0
33   + CONTRIBUTION FOR FUTURE CAPITAL INCREASES                                                  0                      0
9    CASH FLOW GENERATED (UTILIZED) IN INVESTMENT ACTIVITIES                                      0             (3,139,134)
34   + (-) DECREASE (INCREASE) IN STOCK INVESTMENTS OF A PERMANENT NATURE                                       (3,139,134)
35   (-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT                                                                    0
36   (-) INCREASE IN CONSTRUCTIONS IN PROGRESS                                                                           0
37   + SALE OF OTHER PERMANENT INVESTMENTS                                                                               0
38   + SALE OF TANGIBLE FIXED ASSETS                                                                                     0
39   + (-) OTHER ITEMS                                                                                                   0
===============================================================================================================================

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                                     RATIOS
                                NON CONSOLIDATED

                                                                  Final Printing

===============================================================================================================================
REF                                                                                  QUARTER OF PRESENT     QUARTER OF PREVIOUS
 P                         CONCEPTS                                                    FINANCIAL YEAR         FINANCIAL YEAR
===============================================================================================================================
     YIELD
1    NET INCOME TO NET SALES                                                                 0.00%                  0.00%
2    NET INCOME TO STOCK HOLDERS' EQUITY(**)                                                 4.63%                  5.72%
3    NET INCOME TO TOTAL ASSETS (**)                                                         3 99                   4.98%
4    CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME                                             50.38%                 11.04%
5    INCOME DUE TO MONETARY POSITION TO NET INCOME                                          15.18%                  3.59%

     ACTIVITY
6    NET SALES TO NET ASSETS (**)                                                            0.00 times             0.00 times
7    NET SALES TO FIXED ASSETS (**)                                                          0.00 times             0.00 times
8    INVENTORIES ROTATION (**)                                                               0.00 times             0.00 times
9    ACCOUNTS RECEIVABLE IN DAYS OF SALES                                                       0  days                0  days
10   PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)                                       8.80%                  6.42%

     LEVERAGE
11   TOTAL LIABILITIES TOTAL ASSETS                                                         13.66%                 12.91%
12   TOTAL LIABILITIES TO STOCK HOLDERS' EQUITY                                              0.16 times             0.15 times
13   F0REIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES                                      99.99%                 99.99%
14   LONG-TERM LIABILITIES TO FIXED ASSETS                                                   0.00%                  0.00%
15   OPERATING INCOME TO INTEREST PAID                                                      (0.07) times           (0.06) times
16   NET SALES TO TOTAL LIABILITIES (**)                                                     0.00 times             0.00 times

     LIQUIDITY
17   CURRENT ASSETS TO CURRENT LIABILITIES                                                   0.31 times             0.37 times
18   CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES                                    0.31 times             0.37 times
19   CURRENT ASSETS TOTAL LIABILITIES                                                        0.31 times             0.37 times
20   AVAILABLE ASSETS TO CURRENT LIABILITIES                                                24.41%                 21.95%

     CASH FLOW
21   CASH PLOW FROM NET INCOME TO NET SALES                                                  0.00%                  0.00%
22   CASH PLOW FROM CHANGES IN WORKING CAPITAL TO NET SALES                                  0.00%                  0.00%
23   CASH GENERATED (USED) IN OPERATING TO INTEREST PAID                                     2.48 times            24.33 times
24   EXTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING                                0.00%                 56.56%
25   INTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING                              100.00%                 43.44%
26   ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO CASH
     GENERATED (USED) IN INVESTMENT ACTIVITIES                                               0.00%                  0.00
===============================================================================================================================

(**)  IN THESE RATIOS FOR THE DATA TAKE INTO CONSIDERATION THE LAST TWELVE
      MONTHS.

                             MEXICAN STOCK EXCHANGE
                                   SIFIC / ICS

STOCK EXCHANGE CODE: GMEXICO                              QUARTER: 2  YEAR: 1999
GRUPO MEXICO, S.A. DE C.V.

                                 DATA PER SHARE
                      NON CONSOLIDATED FINANCIAL STATEMENT

                                                                  Final Printing

===============================================================================================================================
                                                                                    QUARTER OF PRESENT     QUARTER OF PREVIOUS
                                                                                      FINANCIAL YEAR         FINANCIAL YEAR
REF                                                                                 -------------------------------------------
 D                         CONCEPTS                                                       Amount                 Amount
===============================================================================================================================
1    BASIC PROFIT PER ORDINARY SHARE (**)                                                 $  1.98                $  2.31
2    BASIC PROFIT PER PREFERENT SHARE (**)                                                $  0.00                $  0.00
3    DILUTED PROFIT PER ORDINARY SHARE (**)                                               $  0.00                $  0.00
4    CONTINUOUS OPERATING PROFIT PER COMUN SHARE(**)                                      $  1.98                $  2.31
5    EFFECT OF DISCONTINUOUS OPERATING ON CONTINUOUS OPERATING
     PROFIT PER SHARE (**)                                                                $  0.66                $  0.00
6    EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUOUS
     OPERATING PROFIT PER SHARE (**)                                                      $  0.00                $  0.00
7    EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUOUS
     OPERATING PROFIT PER SHARE (**)                                                      $  0.00                $  0.00
8    CARRYING VALUE PER SHARE                                                             $ 43.63                $ 41.85
9    CASH DIVIDEND ACUMULATED PER SHARE                                                   $  0.45                $  0.40
10   DIVIDEND IN SHARES PER SHARE                                                            0.00 shares            0.00 shares
11   MARKET PRICE TO CARRYING VALUE                                                          0.92 times             0.59 times
12   MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)                                   20.23 times            10.67 times
13   MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)                                   0.00 times             0.00 times
===============================================================================================================================

(**) TO CALCULATE THE DATA PER SHARE USE THE NET INCOME FOR THE LAST TWELVE MONTHS.